MINING CLAIM PURCHASE AGREEMENT

This Mining Claim Purchase Agreement ("Agreement") is entered into as of January 7, 2008, among Searchlight Minerals Corp., a Nevada corporation ("SMC"), and Pilot Plant Inc., a [Nevada corporation or individual] ("Claim Holder").

RECITALS

A. Claim Holder holds a certain percent interest in certain unpatented mining claims in Clark County, Nevada (the "Claims"), which claims and percents are further described on Exhibit A, attached to this Agreement and incorporated by reference.

B. SMC entered into a Mineral Property Option Agreement (the "Option Agreement") dated February 8, 2005, as amended June 22, 2005, with Claim Holder.

C. Pursuant to the Option Agreement, SMC agreed to issue an aggregate of 140,000 shares of its common stock (the "Shares") per Claim, in exchange for the option to purchase Claim Holder's interest in the Claims. The issuance of Shares was to be made in four annual installments of 35,000 shares per year per claim, commencing on June 30, 2005 and concluding on June 30, 2008.

D. The Board of Directors of SMC subsequently approved an increase in the number of SMC's issued and outstanding shares of common stock on a two for one (2:1) basis which was effected on September 30, 2005. The number of Shares to be issued pursuant to the Option Agreements has been adjusted accordingly, so that the aggregate number of Shares to be issued per Claim is 280,000.

E. Claim Holder, as the holder of the percentage interest shown on Exhibit A for the Claims, is entitled to 2,380,000 Shares in the aggregate.

F. As of the date of this Agreement, an aggregate of 1,785,000 Shares have been issued to Claim Holder, with an aggregate of 595,000 Shares remaining to be issued under the terms of the Option Agreement.

G. The Board of Directors of SMC has deemed it advisable to complete the transfer of the Claims to SMC pursuant to the Option Agreement.

In consideration of the mutual covenants and agreements contained in this Agreement, and in order to consummate the sale and transfer of the Claims from Claim Holder to SMC, the parties to this Agreement agree as follows:

1. Purchase and Sale. Subject to the terms and conditions set forth in this Agreement, the Claim Holder shall sell, convey, transfer and deliver to SMC all of Claim Holder's right, title, interest and possession of the Claims, and will execute the Quit Claim Deed(s) provided to Claim Holder by SMC.

2. Transfer of Stock. SMC shall issue, convey, transfer and deliver to Claim Holder, no later than June 30, 2008, certificates representing the number of Shares set forth in Exhibit B to this Agreement, incorporated by reference, as fully paid and non-assessable shares of SMC's common stock pursuant to Section 4(2) of the Securities Act of 1933.

3. Issuance of Shares. SMC shall direct its stock transfer company to issue a share certificate representing the Shares in the name of the Claim Holder and in the amount listed on Exhibit B.

4. Failure to Timely Issue Shares. If SMC should fail to transfer the Shares to Claim Holder by July 15, 2008, Claim Holder shall be entitled to the issuance of additional shares to Claim Holder, in an amount equivalent to ten percent (10%) of the Shares that SMC has agreed to issue to Claim Holder pursuant to this Agreement.

5. Representations and Warranties of SMC. SMC warrants that it is a corporation duly organized, validity existing and in good standing under the laws of the State of Nevada and has the corporate power and authority to carry on its business as it is now being conducted.

6. Representations and Warranties of Claim Holder. Claim Holder represents and warrants that Claim Holder is the holder of the percent interest in the Claims shown on Exhibit A, and has not entered any other agreements, other than the Option Agreement, whereby Claim Holder's rights in the Claims have been optioned, transferred, leased or otherwise diminished.

7. Transfer of All Rights in Claims. Upon signature of the Quit Claim Deed(s) by Claim Holder, Claim Holder shall have no right, title or interest in the Claim and Claim Holder's interest in the Claims will have vested in SMC.

8. Termination of Obligations Under Option Agreement. Upon transfer of the Shares to Claim Holder, all obligations of SMC to Claim Holder shall have been discharged as to any of the obligations of SMC and rights of Claim Holder pursuant to the Option Agreement.

9. Amendment and Modification. To the fullest extent provided by applicable law, this Agreement may be amended, modified and supplemented with respect to any of the terms contained herein by mutual consent of the respective parties.

10. Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or

obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties.

11. Governing Law. This Agreement and the legal relations between the parties hereto will be governed by and construed in accordance with the laws of the State of Nevada.

12. Parties in Interest. Nothing expressed or implied in this Agreement is intended or will be construed to confer upon or give to any person, firm or corporation other than the parties hereto any rights or remedies under or by reason of this Agreement or any transaction contemplated hereby, except as specifically provided in this Agreement.

13 Counterparts. This Agreement may be executed in two or more counterparts and by the different parties hereto on separate counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

14 Headings and References. The headings of the sections of this Agreement are inserted for convenience of reference only and will not by themselves determine the interpretation of this Agreement. All references herein to sections are to sections and articles of this Agreement, unless otherwise indicated.

15. Entire Agreement. This Agreement, including exhibits and other documents referred to herein which form a part hereof, contains the entire understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants, or undertakings with respect to the subject matter contained herein, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

16. Severability. If any provision of this Agreement, or the application thereof, will for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the invalid and unenforceable provision.

17. Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law or equity on such party, and the exercise of any one remedy will not preclude the exercise of any other.

18. Absence of Third Party Beneficiary Rights. No provision of this Agreement is intended, nor will be interpreted, to provide to create any third party beneficiary rights or any other rights of any kind in any client, customer, affiliate, shareholder, employee, partner or any party hereto or any other person or entity unless specifically provided otherwise herein, and, except as so provided, all provisions hereof will be personal solely between the parties to this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement and to be duly executed as of the date and year first written above.

SEARCHLIGHT MINERALS CORP.

By: [signature]

Title: V.P., Secretary

CLAIM HOLDER

By: [signature]

Title: TREASURER

EXHIBIT A – CLAIM DESCRIPTION
PILOT PLANT INC.

OWNER(S)	CLAIM NAME	NMC NUMBER	% OWNERSHIP
Pilot Plant, Inc.	Rio Raga 300	NMC 600834	100%
Pilot Plant, Inc.	Rio Raga 301	NMC 600835	100%
Pilot Plant, Inc.	Rio Raga 302	NMC 600836	100%
Pilot Plant, Inc.	Rio Raga 303	NMC 600837	100%
Pilot Plant, Inc.	Rio Raga 307	NMC 600841	100%
Pilot Plant, Inc.	Rio Raga 309	NMC 600843	100%
Pilot Plant, Inc.	Rio Raga 312	NMC 600846	100%
Pilot Plant, Inc.	Rio Raga 313	NMC 600847	100%
Pilot Plant Inc..	PV Red 11	NMC 791232	12.5%
Pilot Plant Inc..	PV Red 12	NMC 791233	12.5%
Pilot Plant Inc..	PV Red 13	NMC 791234	12.5%
Pilot Plant Inc..	PV Red 14	NMC 791235	12.5%

EXHIBIT B – SHARE ISSUANCE
PILOT PLANT, INC.

OWNER(S)	CLAIM NAME	% OWNERSHIP	SHARES TO BE ISSUED
Pilot Plant, Inc.	Rio Raga 300	100%	70,000
Pilot Plant, Inc.	Rio Raga 301	100%	70,000
Pilot Plant, Inc.	Rio Raga 302	100%	70,000
Pilot Plant, Inc.	Rio Raga 303	100%	70,000
Pilot Plant, Inc.	Rio Raga 307	100%	70,000
Pilot Plant, Inc.	Rio Raga 309	100%	70,000
Pilot Plant, Inc.	Rio Raga 312	100%	70,000
Pilot Plant, Inc.	Rio Raga 313	100%	70,000
Pilot Plant Inc..	PV Red 11	12.5%	8,750
Pilot Plant Inc.,	PV Red 12	12.5%	8,750
Pilot Plant Inc..	PV Red 13	12.5%	8,750
Pilot Plant Inc..	PV Red 14	12.5%	8,750

Total ***595,000 shares***

MINING CLAIM PURCHASE AGREEMENT

This Mining Claim Purchase Agreement ("Agreement") is entered into as of January 14, 2008, among Searchlight Minerals Corp., a Nevada corporation ("SMC"), and Bear Dog Mines Inc. a [Nevada corporation or individual] ("Claim Holder").

RECITALS

A. Claim Holder holds a certain percent interest in certain unpatented mining claims in Clark County, Nevada (the "Claims"), which claims and percents are further described on Exhibit A, attached to this Agreement and incorporated by reference.

B. SMC entered into a Mineral Property Option Agreement (the "Option Agreement") dated February 8, 2005, as amended June 22, 2005, with Claim Holder.

C. Pursuant to the Option Agreement, SMC agreed to issue an aggregate of 140,000 shares of its common stock (the "Shares") per Claim, in exchange for the option to purchase Claim Holder's interest in the Claims. The issuance of Shares was to be made in four annual installments of 35,000 shares per year per claim, commencing on June 30, 2005 and concluding on June 30, 2008.

D. The Board of Directors of SMC subsequently approved an increase in the number of SMC's issued and outstanding shares of common stock on a two for one (2:1) basis which was effected on September 30, 2005. The number of Shares to be issued pursuant to the Option Agreements has been adjusted accordingly, so that the aggregate number of Shares to be issued per Claim is 280,000.

E. Claim Holder, as the holder of the percentage interest shown on Exhibit A for the Claims, is entitled to 280,000 Shares in the aggregate.

F. As of the date of this Agreement, an aggregate of 210,000 Shares have been issued to Claim Holder, with an aggregate of 70,000 Shares remaining to be issued under the terms of the Option Agreement.

G. The Board of Directors of SMC has deemed it advisable to complete the transfer of the Claims to SMC pursuant to the Option Agreement.

In consideration of the mutual covenants and agreements contained in this Agreement, and in order to consummate the sale and transfer of the Claims from Claim Holder to SMC, the parties to this Agreement agree as follows:

1. Purchase and Sale. Subject to the terms and conditions set forth in this Agreement, the Claim Holder shall sell, convey, transfer and deliver to SMC all of Claim Holder's right, title, interest and possession of the Claims, and will execute the Quit Claim Deed(s) provided to Claim Holder by SMC.

2. Transfer of Stock. SMC shall issue, convey, transfer and deliver to Claim Holder, no later than June 30, 2008, certificates representing the number of Shares set forth in Exhibit B to this Agreement, incorporated by reference, as fully paid and non-assessable shares of SMC's common stock pursuant to Section 4(2) of the Securities Act of 1933.

3. Issuance of Shares. SMC shall direct its stock transfer company to issue a share certificate representing the Shares in the name of the Claim Holder and in the amount listed on Exhibit B.

4. Failure to Timely Issue Shares. If SMC should fail to transfer the Shares to Claim Holder by July 15, 2008, Claim Holder shall be entitled to the issuance of additional shares to Claim Holder, in an amount equivalent to ten percent (10%) of the Shares that SMC has agreed to issue to Claim Holder pursuant to this Agreement.

5. Representations and Warranties of SMC. SMC warrants that it is a corporation duly organized, validity existing and in good standing under the laws of the State of Nevada and has the corporate power and authority to carry on its business as it is now being conducted.

6. Representations and Warranties of Claim Holder. Claim Holder represents and warrants that Claim Holder is the holder of the percent interest in the Claims shown on Exhibit A, and has not entered any other agreements, other than the Option Agreement, whereby Claim Holder's rights in the Claims have been optioned, transferred, leased or otherwise diminished.

7. Transfer of All Rights in Claims. Upon signature of the Quit Claim Deed(s) by Claim Holder, Claim Holder shall have no right, title or interest in the Claim and Claim Holder's interest in the Claims will have vested in SMC.

8. Termination of Obligations Under Option Agreement. Upon transfer of the Shares to Claim Holder, all obligations of SMC to Claim Holder shall have been discharged as to any of the obligations of SMC and rights of Claim Holder pursuant to the Option Agreement.

9. Amendment and Modification. To the fullest extent provided by applicable law, this Agreement may be amended, modified and supplemented with respect to any of the terms contained herein by mutual consent of the respective parties.

10. Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or

obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties.

11. Governing Law. This Agreement and the legal relations between the parties hereto will be governed by and construed in accordance with the laws of the State of Nevada.

12. Parties in Interest. Nothing expressed or implied in this Agreement is intended or will be construed to confer upon or give to any person, firm or corporation other than the parties hereto any rights or remedies under or by reason of this Agreement or any transaction contemplated hereby, except as specifically provided in this Agreement.

13 Counterparts. This Agreement may be executed in two or more counterparts and by the different parties hereto on separate counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

14 Headings and References. The headings of the sections of this Agreement are inserted for convenience of reference only and will not by themselves determine the interpretation of this Agreement. All references herein to sections are to sections and articles of this Agreement, unless otherwise indicated.

15. Entire Agreement. This Agreement, including exhibits and other documents referred to herein which form a part hereof, contains the entire understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants, or undertakings with respect to the subject matter contained herein, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

16. Severability. If any provision of this Agreement, or the application thereof, will for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the invalid and unenforceable provision.

17. Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law or equity on such party, and the exercise of any one remedy will not preclude the exercise of any other.

18. Absence of Third Party Beneficiary Rights. No provision of this Agreement is intended, nor will be interpreted, to provide to create any third party beneficiary rights or any other rights of any kind in any client, customer, affiliate, shareholder, employee, partner or any party hereto or any other person or entity unless specifically provided otherwise herein, and, except as so provided, all provisions hereof will be personal solely between the parties to this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement and to be duly executed as of the date and year first written above.

SEARCHLIGHT MINERALS CORP.

By: ______________________

Title: V.P., Secretary

CLAIM HOLDER

By: ______________________

Title: PRESIDENT

EXHIBIT A – CLAIM DESCRIPTION
BEAR DOG MINES INC.

OWNER(S)	CLAIM NAME	NMC NUMBER	% OWNERSHIP
Bear Dog Mines, Inc.	Rio Raga 304	NMC 600838	100%

EXHIBIT B – SHARE ISSUANCE
BEAR DOG MINES, INC.

OWNER(S)	CLAIM NAME	% OWNERSHIP	SHARES TO BE ISSUED
Bear Dog Mines, Inc.	Rio Raga 304	100%	70,000
		Total	***70,000 shares***

MINING CLAIM PURCHASE AGREEMENT

This Mining Claim Purchase Agreement ("Agreement") is entered into as of January 22, 2008, among Searchlight Minerals Corp., a Nevada corporation ("SMC"), and Gold Hunter Inc., a [Nevada corporation or individual] ("Claim Holder").

RECITALS

A. Claim Holder holds a certain percent interest in certain unpatented mining claims in Clark County, Nevada (the "Claims"), which claims and percents are further described on Exhibit A, attached to this Agreement and incorporated by reference.

B. SMC entered into a Mineral Property Option Agreement (the "Option Agreement") dated February 8, 2005, as amended June 22, 2005, with Claim Holder.

C. Pursuant to the Option Agreement, SMC agreed to issue an aggregate of 140,000 shares of its common stock (the "Shares") per Claim, in exchange for the option to purchase Claim Holder's interest in the Claims. The issuance of Shares was to be made in four annual installments of 35,000 shares per year per claim, commencing on June 30, 2005 and concluding on June 30, 2008.

D. The Board of Directors of SMC subsequently approved an increase in the number of SMC's issued and outstanding shares of common stock on a two for one (2:1) basis which was effected on September 30, 2005. The number of Shares to be issued pursuant to the Option Agreements has been adjusted accordingly, so that the aggregate number of Shares to be issued per Claim is 280,000.

E. Claim Holder, as the holder of the percentage interest shown on Exhibit A for the Claims, is entitled to 240,000 Shares in the aggregate.

F. As of the date of this Agreement, an aggregate of 210,000 Shares have been issued to Claim Holder, with an aggregate of 70,000 Shares remaining to be issued under the terms of the Option Agreement.

G. The Board of Directors of SMC has deemed it advisable to complete the transfer of the Claims to SMC pursuant to the Option Agreement.

In consideration of the mutual covenants and agreements contained in this Agreement, and in order to consummate the sale and transfer of the Claims from Claim Holder to SMC, the parties to this Agreement agree as follows:

1. Purchase and Sale. Subject to the terms and conditions set forth in this Agreement, the Claim Holder shall sell, convey, transfer and deliver to SMC all of Claim Holder's right, title, interest and possession of the Claims, and will execute the Quit Claim Deed(s) provided to Claim Holder by SMC.

2. Transfer of Stock. SMC shall issue, convey, transfer and deliver to Claim Holder, no later than June 30, 2008, certificates representing the number of Shares set forth in Exhibit B to this Agreement, incorporated by reference, as fully paid and non-assessable shares of SMC's common stock pursuant to Section 4(2) of the Securities Act of 1933.

3. Issuance of Shares. SMC shall direct its stock transfer company to issue a share certificate representing the Shares in the name of the Claim Holder and in the amount listed on Exhibit B.

4. Failure to Timely Issue Shares. If SMC should fail to transfer the Shares to Claim Holder by July 15, 2008, Claim Holder shall be entitled to the issuance of additional shares to Claim Holder, in an amount equivalent to ten percent (10%) of the Shares that SMC has agreed to issue to Claim Holder pursuant to this Agreement.

5. Representations and Warranties of SMC. SMC warrants that it is a corporation duly organized, validity existing and in good standing under the laws of the State of Nevada and has the corporate power and authority to carry on its business as it is now being conducted.

6. Representations and Warranties of Claim Holder. Claim Holder represents and warrants that Claim Holder is the holder of the percent interest in the Claims shown on Exhibit A, and has not entered any other agreements, other than the Option Agreement, whereby Claim Holder's rights in the Claims have been optioned, transferred, leased or otherwise diminished.

7. Transfer of All Rights in Claims. Upon signature of the Quit Claim Deed(s) by Claim Holder, Claim Holder shall have no right, title or interest in the Claim and Claim Holder's interest in the Claims will have vested in SMC.

8. Termination of Obligations Under Option Agreement. Upon transfer of the Shares to Claim Holder, all obligations of SMC to Claim Holder shall have been discharged as to any of the obligations of SMC and rights of Claim Holder pursuant to the Option Agreement.

9. Amendment and Modification. To the fullest extent provided by applicable law, this Agreement may be amended, modified and supplemented with respect to any of the terms contained herein by mutual consent of the respective parties.

10. Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or

obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties.

11. Governing Law. This Agreement and the legal relations between the parties hereto will be governed by and construed in accordance with the laws of the State of Nevada.

12. Parties in Interest. Nothing expressed or implied in this Agreement is intended or will be construed to confer upon or give to any person, firm or corporation other than the parties hereto any rights or remedies under or by reason of this Agreement or any transaction contemplated hereby, except as specifically provided in this Agreement.

13 Counterparts. This Agreement may be executed in two or more counterparts and by the different parties hereto on separate counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

14 Headings and References. The headings of the sections of this Agreement are inserted for convenience of reference only and will not by themselves determine the interpretation of this Agreement. All references herein to sections are to sections and articles of this Agreement, unless otherwise indicated.

15. Entire Agreement. This Agreement, including exhibits and other documents referred to herein which form a part hereof, contains the entire understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants, or undertakings with respect to the subject matter contained herein, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

16. Severability. If any provision of this Agreement, or the application thereof, will for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the invalid and unenforceable provision.

17. Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law or equity on such party, and the exercise of any one remedy will not preclude the exercise of any other.

W

18. Absence of Third Party Beneficiary Rights. No provision of this Agreement is intended, nor will be interpreted, to provide to create any third party beneficiary rights or any other rights of any kind in any client, customer, affiliate, shareholder, employee, partner or any party hereto or any other person or entity unless specifically provided otherwise herein, and, except as so provided, all provisions hereof will be personal solely between the parties to this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement and to be duly executed as of the date and year first written above.

SEARCHLIGHT MINERALS CORP.

By: _______________

Title: V.P., Secretary

CLAIM HOLDER

By: _______________

Title: President

EXHIBIT A – CLAIM DESCRIPTION
GOLD HUNTER, INC

OWNER(S)	CLAIM NAME	NMC NUMBER	% OWNERSHIP
Gold Hunter, Inc.	Rio Raga 305	NMC 600839	100%

EXHIBIT B – SHARE ISSUANCE
GOLD HUNTER, INC.

OWNER(S)	CLAIM NAME	% OWNERSHIP	SHARES TO BE ISSUED
Gold Hunter, Inc.	Rio Raga 305	100%	70,000

Total ***70,000 shares***

MINING CLAIM PURCHASE AGREEMENT

This Mining Claim Purchase Agreement ("Agreement") is entered into as of January 7, 2008, among Searchlight Minerals Corp., a Nevada corporation ("SMC"), and Michael D. Anderson, a [Nevada corporation or individual] ("Claim Holder").

RECITALS

A. Claim Holder holds a certain percent interest in certain unpatented mining claims in Clark County, Nevada (the "Claims"), which claims and percents are further described on Exhibit A, attached to this Agreement and incorporated by reference.

B. SMC entered into a Mineral Property Option Agreement (the "Option Agreement") dated February 8, 2005, as amended June 22, 2005, with Claim Holder.

C. Pursuant to the Option Agreement, SMC agreed to issue an aggregate of 140,000 shares of its common stock (the "Shares") per Claim, in exchange for the option to purchase Claim Holder's interest in the Claims. The issuance of Shares was to be made in four annual installments of 35,000 shares per year per claim, commencing on June 30, 2005 and concluding on June 30, 2008.

D. The Board of Directors of SMC subsequently approved an increase in the number of SMC's issued and outstanding shares of common stock on a two for one (2:1) basis which was effected on September 30, 2005. The number of Shares to be issued pursuant to the Option Agreements has been adjusted accordingly, so that the aggregate number of Shares to be issued per Claim is 280,000.

E. Claim Holder, as the holder of the percentage interest shown on Exhibit A for the Claims, is entitled to 210,000 Shares in the aggregate.

F. As of the date of this Agreement, an aggregate of 157,500 Shares have been issued to Claim Holder, with an aggregate of 52,500 Shares remaining to be issued under the terms of the Option Agreement.

G. The Board of Directors of SMC has deemed it advisable to complete the transfer of the Claims to SMC pursuant to the Option Agreement.

In consideration of the mutual covenants and agreements contained in this Agreement, and in order to consummate the sale and transfer of the Claims from Claim Holder to SMC, the parties to this Agreement agree as follows:

1. Purchase and Sale. Subject to the terms and conditions set forth in this Agreement, the Claim Holder shall sell, convey, transfer and deliver to SMC all of Claim Holder's right, title, interest and possession of the Claims, and will execute the Quit Claim Deed(s) provided to Claim Holder by SMC.

2. Transfer of Stock. SMC shall issue, convey, transfer and deliver to Claim Holder, no later than June 30, 2008, certificates representing the number of Shares set forth in Exhibit B to this Agreement, incorporated by reference, as fully paid and non-assessable shares of SMC's common stock pursuant to Section 4(2) of the Securities Act of 1933.

3. Issuance of Shares. SMC shall direct its stock transfer company to issue a share certificate representing the Shares in the name of the Claim Holder and in the amount listed on Exhibit B.

4. Failure to Timely Issue Shares. If SMC should fail to transfer the Shares to Claim Holder by July 15, 2008, Claim Holder shall be entitled to the issuance of additional shares to Claim Holder, in an amount equivalent to ten percent (10%) of the Shares that SMC has agreed to issue to Claim Holder pursuant to this Agreement.

5. Representations and Warranties of SMC. SMC warrants that it is a corporation duly organized, validity existing and in good standing under the laws of the State of Nevada and has the corporate power and authority to carry on its business as it is now being conducted.

6. Representations and Warranties of Claim Holder. Claim Holder represents and warrants that Claim Holder is the holder of the percent interest in the Claims shown on Exhibit A, and has not entered any other agreements, other than the Option Agreement, whereby Claim Holder's rights in the Claims have been optioned, transferred, leased or otherwise diminished.

7. Transfer of All Rights in Claims. Upon signature of the Quit Claim Deed(s) by Claim Holder, Claim Holder shall have no right, title or interest in the Claim and Claim Holder's interest in the Claims will have vested in SMC.

8. Termination of Obligations Under Option Agreement. Upon transfer of the Shares to Claim Holder, all obligations of SMC to Claim Holder shall have been discharged as to any of the obligations of SMC and rights of Claim Holder pursuant to the Option Agreement.

9. Amendment and Modification. To the fullest extent provided by applicable law, this Agreement may be amended, modified and supplemented with respect to any of the terms contained herein by mutual consent of the respective parties.

10. Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or

obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties.

11. Governing Law. This Agreement and the legal relations between the parties hereto will be governed by and construed in accordance with the laws of the State of Nevada.

12. Parties in Interest. Nothing expressed or implied in this Agreement is intended or will be construed to confer upon or give to any person, firm or corporation other than the parties hereto any rights or remedies under or by reason of this Agreement or any transaction contemplated hereby, except as specifically provided in this Agreement.

13 Counterparts. This Agreement may be executed in two or more counterparts and by the different parties hereto on separate counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

14 Headings and References. The headings of the sections of this Agreement are inserted for convenience of reference only and will not by themselves determine the interpretation of this Agreement. All references herein to sections are to sections and articles of this Agreement, unless otherwise indicated.

15. Entire Agreement. This Agreement, including exhibits and other documents referred to herein which form a part hereof, contains the entire understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants, or undertakings with respect to the subject matter contained herein, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

16. Severability. If any provision of this Agreement, or the application thereof, will for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the invalid and unenforceable provision.

17. Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law or equity on such party, and the exercise of any one remedy will not preclude the exercise of any other.

18. Absence of Third Party Beneficiary Rights. No provision of this Agreement is intended, nor will be interpreted, to provide to create any third party beneficiary rights or any other rights of any kind in any client, customer, affiliate, shareholder, employee, partner or any party hereto or any other person or entity unless specifically provided otherwise herein, and, except as so provided, all provisions hereof will be personal solely between the parties to this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement and to be duly executed as of the date and year first written above.

SEARCHLIGHT MINERALS CORP.

By: ____________________

Title: V.P., Secretary

CLAIM HOLDER

By: ____________________

Title: Claim Holder

STATE OF NEVADA
COUNTY OF CLARK
On this 07 day of JAN 2008
personally appeared before me, a Notary Public.
MICHAEL ANDERSON
personally known to me to be the person(s) whose name(s) subscribed to the above instrument who acknowledge that he executed this instrument
WITNESS my hand and official seal.

NOTARY PUBLIC
STATE OF NEVADA
County of Clark
DAVID J. ENGLUND
No: 92-1340-1
My Appointment Expires June 23, 2008

EXHIBIT A – CLAIM DESCRIPTION
Michael D. ANDERSON

OWNER(S)	CLAIM NAME	NMC NUMBER	% OWNERSHIP
Michael D. Anderson	Rio Raga 306	NMC 715676	25%
Michael D. Anderson	Rio Raga 310	NMC 699996	25%
Michael D. Anderson	Rio Raga 311	NMC 699997	25%

EXHIBIT B – SHARE ISSUANCE
MICHAEL D. ANDERSON

OWNER(S)	CLAIM NAME	% OWNERSHIP	SHARES TO BE ISSUED
Michael D. Anderson	Rio Raga 306	25%	17,500
Michael D. Anderson	Rio Raga 310	25%	17,500
Michael D. Anderson	Rio Raga 311	25%	17,500

Total ***52,500 shares***

MINING CLAIM PURCHASE AGREEMENT

This Mining Claim Purchase Agreement ("Agreement") is entered into as of January ___, 2008, among Searchlight Minerals Corp., a Nevada corporation ("SMC"), and Farrell Dead a [Nevada corporation or individual] ("Claim Holder").

RECITALS

A. Claim Holder holds a certain percent interest in certain unpatented mining claims in Clark County, Nevada (the "Claims"), which claims and percents are further described on Exhibit A, attached to this Agreement and incorporated by reference.

B. SMC entered into a Mineral Property Option Agreement (the "Option Agreement") dated February 8, 2005, as amended June 22, 2005, with Claim Holder.

C. Pursuant to the Option Agreement, SMC agreed to issue an aggregate of 140,000 shares of its common stock (the "Shares") per Claim, in exchange for the option to purchase Claim Holder's interest in the Claims. The issuance of Shares was to be made in four annual installments of 35,000 shares per year per claim, commencing on June 30, 2005 and concluding on June 30, 2008.

D. The Board of Directors of SMC subsequently approved an increase in the number of SMC's issued and outstanding shares of common stock on a two for one (2:1) basis which was effected on September 30, 2005. The number of Shares to be issued pursuant to the Option Agreements has been adjusted accordingly, so that the aggregate number of Shares to be issued per Claim is 280,000.

E. Claim Holder, as the holder of the percentage interest shown on Exhibit A for the Claims, is entitled to 70,000 Shares in the aggregate.

F. As of the date of this Agreement, an aggregate of 52,500 Shares have been issued to Claim Holder, with an aggregate of 17,500 Shares remaining to be issued under the terms of the Option Agreement.

G. The Board of Directors of SMC has deemed it advisable to complete the transfer of the Claims to SMC pursuant to the Option Agreement.

In consideration of the mutual covenants and agreements contained in this Agreement, and in order to consummate the sale and transfer of the Claims from Claim Holder to SMC, the parties to this Agreement agree as follows:

1. Purchase and Sale. Subject to the terms and conditions set forth in this Agreement, the Claim Holder shall sell, convey, transfer and deliver to SMC all of Claim Holder's right, title, interest and possession of the Claims, and will execute the Quit Claim Deed(s) provided to Claim Holder by SMC.

2. Transfer of Stock. SMC shall issue, convey, transfer and deliver to Claim Holder, no later than June 30, 2008, certificates representing the number of Shares set forth in Exhibit B to this Agreement, incorporated by reference, as fully paid and non-assessable shares of SMC's common stock pursuant to Section 4(2) of the Securities Act of 1933.

3. Issuance of Shares. SMC shall direct its stock transfer company to issue a share certificate representing the Shares in the name of the Claim Holder and in the amount listed on Exhibit B.

4. Failure to Timely Issue Shares. If SMC should fail to transfer the Shares to Claim Holder by July 15, 2008, Claim Holder shall be entitled to the issuance of additional shares to Claim Holder, in an amount equivalent to ten percent (10%) of the Shares that SMC has agreed to issue to Claim Holder pursuant to this Agreement.

5. Representations and Warranties of SMC. SMC warrants that it is a corporation duly organized, validity existing and in good standing under the laws of the State of Nevada and has the corporate power and authority to carry on its business as it is now being conducted.

6. Representations and Warranties of Claim Holder. Claim Holder represents and warrants that Claim Holder is the holder of the percent interest in the Claims shown on Exhibit A, and has not entered any other agreements, other than the Option Agreement, whereby Claim Holder's rights in the Claims have been optioned, transferred, leased or otherwise diminished.

7. Transfer of All Rights in Claims. Upon signature of the Quit Claim Deed(s) by Claim Holder, Claim Holder shall have no right, title or interest in the Claim and Claim Holder's interest in the Claims will have vested in SMC.

8. Termination of Obligations Under Option Agreement. Upon transfer of the Shares to Claim Holder, all obligations of SMC to Claim Holder shall have been discharged as to any of the obligations of SMC and rights of Claim Holder pursuant to the Option Agreement.

9. Amendment and Modification. To the fullest extent provided by applicable law, this Agreement may be amended, modified and supplemented with respect to any of the terms contained herein by mutual consent of the respective parties.

10. Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or

obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties.

11. Governing Law. This Agreement and the legal relations between the parties hereto will be governed by and construed in accordance with the laws of the State of Nevada.

12. Parties in Interest. Nothing expressed or implied in this Agreement is intended or will be construed to confer upon or give to any person, firm or corporation other than the parties hereto any rights or remedies under or by reason of this Agreement or any transaction contemplated hereby, except as specifically provided in this Agreement.

13 Counterparts. This Agreement may be executed in two or more counterparts and by the different parties hereto on separate counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

14 Headings and References. The headings of the sections of this Agreement are inserted for convenience of reference only and will not by themselves determine the interpretation of this Agreement. All references herein to sections are to sections and articles of this Agreement, unless otherwise indicated.

15. Entire Agreement. This Agreement, including exhibits and other documents referred to herein which form a part hereof, contains the entire understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants, or undertakings with respect to the subject matter contained herein, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

16. Severability. If any provision of this Agreement, or the application thereof, will for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the invalid and unenforceable provision.

17. Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law or equity on such party, and the exercise of any one remedy will not preclude the exercise of any other.

18. Absence of Third Party Beneficiary Rights. No provision of this Agreement is intended, nor will be interpreted, to provide to create any third party beneficiary rights or any other rights of any kind in any client, customer, affiliate, shareholder, employee, partner or any party hereto or any other person or entity unless specifically provided otherwise herein, and, except as so provided, all provisions hereof will be personal solely between the parties to this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement and to be duly executed as of the date and year first written above.

SEARCHLIGHT MINERALS CORP.

By: [signature]

Title: V.P., Secretary

CLAIM HOLDER

By: Farrell D[signature]

Title: Claim holder

STATE OF NEVADA
COUNTY OF CLARK
On this 07 day of JAN 20 07
personally appeared before me, a Notary Public.
Farrell Drozd
personally known to me to be the person(s) whose name(s) subscribed to the above instrument who acknowledge that he executed this instrument
WITNESS my hand and official seal.
[signature]

NOTARY PUBLIC
STATE OF NEVADA
County of Clark
DAVID J. ENGLUND
No:
My Appointment Expires June 23, 2008

EXHIBIT A – CLAIM DESCRIPTION
FARRELL DROZD

OWNER(S)	CLAIM NAME	NMC NUMBER	% OWNERSHIP
Farrell Drozd	Rio Raga 306	NMC715676	25%

EXHIBIT B – SHARE ISSUANCE
FARRELL DROZD

OWNER(S)	CLAIM NAME	% OWNERSHIP	SHARES TO BE ISSUED
Farrell Drozd	Rio Raga 306	25%	17,500
		Total	***17,500 shares***

MINING CLAIM PURCHASE AGREEMENT

This Mining Claim Purchase Agreement ("Agreement") is entered into as of January 17, 2008, among Searchlight Minerals Corp., a Nevada corporation ("SMC"), and Michael T. Mathews a [Nevada corporation or individual] ("Claim Holder").

RECITALS

A. Claim Holder holds a certain percent interest in certain unpatented mining claims in Clark County, Nevada (the "Claims"), which claims and percents are further described on Exhibit A, attached to this Agreement and incorporated by reference.

B. SMC entered into a Mineral Property Option Agreement (the "Option Agreement") dated February 8, 2005, as amended June 22, 2005, with Claim Holder.

C. Pursuant to the Option Agreement, SMC agreed to issue an aggregate of 140,000 shares of its common stock (the "Shares") per Claim, in exchange for the option to purchase Claim Holder's interest in the Claims. The issuance of Shares was to be made in four annual installments of 35,000 shares per year per claim, commencing on June 30, 2005 and concluding on June 30, 2008.

D. The Board of Directors of SMC subsequently approved an increase in the number of SMC's issued and outstanding shares of common stock on a two for one (2:1) basis which was effected on September 30, 2005. The number of Shares to be issued pursuant to the Option Agreements has been adjusted accordingly, so that the aggregate number of Shares to be issued per Claim is 280,000.

E. Claim Holder, as the holder of the percentage interest shown on Exhibit A for the Claims, is entitled to 70,000 Shares in the aggregate.

F. As of the date of this Agreement, an aggregate of 52,500 Shares have been issued to Claim Holder, with an aggregate of 17,500 Shares remaining to be issued under the terms of the Option Agreement.

G. The Board of Directors of SMC has deemed it advisable to complete the transfer of the Claims to SMC pursuant to the Option Agreement.

In consideration of the mutual covenants and agreements contained in this Agreement, and in order to consummate the sale and transfer of the Claims from Claim Holder to SMC, the parties to this Agreement agree as follows:

1. Purchase and Sale. Subject to the terms and conditions set forth in this Agreement, the Claim Holder shall sell, convey, transfer and deliver to SMC all of Claim Holder's right, title, interest and possession of the Claims, and will execute the Quit Claim Deed(s) provided to Claim Holder by SMC.

2. Transfer of Stock. SMC shall issue, convey, transfer and deliver to Claim Holder, no later than June 30, 2008, certificates representing the number of Shares set forth in Exhibit B to this Agreement, incorporated by reference, as fully paid and non-assessable shares of SMC's common stock pursuant to Section 4(2) of the Securities Act of 1933.

3. Issuance of Shares. SMC shall direct its stock transfer company to issue a share certificate representing the Shares in the name of the Claim Holder and in the amount listed on Exhibit B.

4. Failure to Timely Issue Shares. If SMC should fail to transfer the Shares to Claim Holder by July 15, 2008, Claim Holder shall be entitled to the issuance of additional shares to Claim Holder, in an amount equivalent to ten percent (10%) of the Shares that SMC has agreed to issue to Claim Holder pursuant to this Agreement.

5. Representations and Warranties of SMC. SMC warrants that it is a corporation duly organized, validity existing and in good standing under the laws of the State of Nevada and has the corporate power and authority to carry on its business as it is now being conducted.

6. Representations and Warranties of Claim Holder. Claim Holder represents and warrants that Claim Holder is the holder of the percent interest in the Claims shown on Exhibit A, and has not entered any other agreements, other than the Option Agreement, whereby Claim Holder's rights in the Claims have been optioned, transferred, leased or otherwise diminished.

7. Transfer of All Rights in Claims. Upon signature of the Quit Claim Deed(s) by Claim Holder, Claim Holder shall have no right, title or interest in the Claim and Claim Holder's interest in the Claims will have vested in SMC.

8. Termination of Obligations Under Option Agreement. Upon transfer of the Shares to Claim Holder, all obligations of SMC to Claim Holder shall have been discharged as to any of the obligations of SMC and rights of Claim Holder pursuant to the Option Agreement.

9. Amendment and Modification. To the fullest extent provided by applicable law, this Agreement may be amended, modified and supplemented with respect to any of the terms contained herein by mutual consent of the respective parties.

10. Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or

obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties.

11. Governing Law. This Agreement and the legal relations between the parties hereto will be governed by and construed in accordance with the laws of the State of Nevada.

12. Parties in Interest. Nothing expressed or implied in this Agreement is intended or will be construed to confer upon or give to any person, firm or corporation other than the parties hereto any rights or remedies under or by reason of this Agreement or any transaction contemplated hereby, except as specifically provided in this Agreement.

13 Counterparts. This Agreement may be executed in two or more counterparts and by the different parties hereto on separate counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

14 Headings and References. The headings of the sections of this Agreement are inserted for convenience of reference only and will not by themselves determine the interpretation of this Agreement. All references herein to sections are to sections and articles of this Agreement, unless otherwise indicated.

15. Entire Agreement. This Agreement, including exhibits and other documents referred to herein which form a part hereof, contains the entire understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants, or undertakings with respect to the subject matter contained herein, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

16. Severability. If any provision of this Agreement, or the application thereof, will for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the invalid and unenforceable provision.

17. Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law or equity on such party, and the exercise of any one remedy will not preclude the exercise of any other.

18. Absence of Third Party Beneficiary Rights. No provision of this Agreement is intended, nor will be interpreted, to provide to create any third party beneficiary rights or any other rights of any kind in any client, customer, affiliate, shareholder, employee, partner or any party hereto or any other person or entity unless specifically provided otherwise herein, and, except as so provided, all provisions hereof will be personal solely between the parties to this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement and to be duly executed as of the date and year first written above.

SEARCHLIGHT MINERALS CORP.

By: ______________________

Title: Carl Ager, V.P., Secretary

CLAIM HOLDER

By: ______________________

Title: Individual/Claimholder

EXHIBIT A – CLAIM DESCRIPTION
MICHAEL I. MATHESON

OWNER(S)	CLAIM NAME	NMC NUMBER	% OWNERSHIP
Michael I. Matheson	Rio Raga 306	NMC715676	25%

EXHIBIT B – SHARE ISSUANCE
MICHAEL I. MATHESON

OWNER(S)	CLAIM NAME	% OWNERSHIP	SHARES TO BE ISSUED
Michael I. Matheson	Rio Raga 306	25%	17,500

Total ***17,500 shares***

MINING CLAIM PURCHASE AGREEMENT

This Mining Claim Purchase Agreement ("Agreement") is entered into as of January 7, 2008, among Searchlight Minerals Corp., a Nevada corporation ("SMC"), and Pass Minerals Inc., a [Nevada corporation or individual] ("Claim Holder").

RECITALS

A. Claim Holder holds a certain percent interest in certain unpatented mining claims in Clark County, Nevada (the "Claims"), which claims and percents are further described on Exhibit A, attached to this Agreement and incorporated by reference.

B. SMC entered into a Mineral Property Option Agreement (the "Option Agreement") dated February 8, 2005, as amended June 22, 2005, with Claim Holder.

C. Pursuant to the Option Agreement, SMC agreed to issue an aggregate of 140,000 shares of its common stock (the "Shares") per Claim, in exchange for the option to purchase Claim Holder's interest in the Claims. The issuance of Shares was to be made in four annual installments of 35,000 shares per year per claim, commencing on June 30, 2005 and concluding on June 30, 2008.

D. The Board of Directors of SMC subsequently approved an increase in the number of SMC's issued and outstanding shares of common stock on a two for one (2:1) basis which was effected on September 30, 2005. The number of Shares to be issued pursuant to the Option Agreements has been adjusted accordingly, so that the aggregate number of Shares to be issued per Claim is 280,000.

E. Claim Holder, as the holder of the percentage interest shown on Exhibit A for the Claims, is entitled to 210,000 Shares in the aggregate.

F. As of the date of this Agreement, an aggregate of 157,500 Shares have been issued to Claim Holder, with an aggregate of 52,500 Shares remaining to be issued under the terms of the Option Agreement.

G. The Board of Directors of SMC has deemed it advisable to complete the transfer of the Claims to SMC pursuant to the Option Agreement.

In consideration of the mutual covenants and agreements contained in this Agreement, and in order to consummate the sale and transfer of the Claims from Claim Holder to SMC, the parties to this Agreement agree as follows:

1. Purchase and Sale. Subject to the terms and conditions set forth in this Agreement, the Claim Holder shall sell, convey, transfer and deliver to SMC all of Claim Holder's right, title, interest and possession of the Claims, and will execute the Quit Claim Deed(s) provided to Claim Holder by SMC.

2. Transfer of Stock. SMC shall issue, convey, transfer and deliver to Claim Holder, no later than June 30, 2008, certificates representing the number of Shares set forth in Exhibit B to this Agreement, incorporated by reference, as fully paid and non-assessable shares of SMC's common stock pursuant to Section 4(2) of the Securities Act of 1933.

3. Issuance of Shares. SMC shall direct its stock transfer company to issue a share certificate representing the Shares in the name of the Claim Holder and in the amount listed on Exhibit B.

4. Failure to Timely Issue Shares. If SMC should fail to transfer the Shares to Claim Holder by July 15, 2008, Claim Holder shall be entitled to the issuance of additional shares to Claim Holder, in an amount equivalent to ten percent (10%) of the Shares that SMC has agreed to issue to Claim Holder pursuant to this Agreement.

5. Representations and Warranties of SMC. SMC warrants that it is a corporation duly organized, validity existing and in good standing under the laws of the State of Nevada and has the corporate power and authority to carry on its business as it is now being conducted.

6. Representations and Warranties of Claim Holder. Claim Holder represents and warrants that Claim Holder is the holder of the percent interest in the Claims shown on Exhibit A, and has not entered any other agreements, other than the Option Agreement, whereby Claim Holder's rights in the Claims have been optioned, transferred, leased or otherwise diminished.

7. Transfer of All Rights in Claims. Upon signature of the Quit Claim Deed(s) by Claim Holder, Claim Holder shall have no right, title or interest in the Claim and Claim Holder's interest in the Claims will have vested in SMC.

8. Termination of Obligations Under Option Agreement. Upon transfer of the Shares to Claim Holder, all obligations of SMC to Claim Holder shall have been discharged as to any of the obligations of SMC and rights of Claim Holder pursuant to the Option Agreement.

9. Amendment and Modification. To the fullest extent provided by applicable law, this Agreement may be amended, modified and supplemented with respect to any of the terms contained herein by mutual consent of the respective parties.

10. Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or

obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties.

11. Governing Law. This Agreement and the legal relations between the parties hereto will be governed by and construed in accordance with the laws of the State of Nevada.

12. Parties in Interest. Nothing expressed or implied in this Agreement is intended or will be construed to confer upon or give to any person, firm or corporation other than the parties hereto any rights or remedies under or by reason of this Agreement or any transaction contemplated hereby, except as specifically provided in this Agreement.

13 Counterparts. This Agreement may be executed in two or more counterparts and by the different parties hereto on separate counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

14 Headings and References. The headings of the sections of this Agreement are inserted for convenience of reference only and will not by themselves determine the interpretation of this Agreement. All references herein to sections are to sections and articles of this Agreement, unless otherwise indicated.

15. Entire Agreement. This Agreement, including exhibits and other documents referred to herein which form a part hereof, contains the entire understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants, or undertakings with respect to the subject matter contained herein, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

16. Severability. If any provision of this Agreement, or the application thereof, will for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the invalid and unenforceable provision.

17. Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law or equity on such party, and the exercise of any one remedy will not preclude the exercise of any other.

18. Absence of Third Party Beneficiary Rights. No provision of this Agreement is intended, nor will be interpreted, to provide to create any third party beneficiary rights or any other rights of any kind in any client, customer, affiliate, shareholder, employee, partner or any party hereto or any other person or entity unless specifically provided otherwise herein, and, except as so provided, all provisions hereof will be personal solely between the parties to this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement and to be duly executed as of the date and year first written above.

SEARCHLIGHT MINERALS CORP.

By: [signature]

Title: V.P., Secretary

CLAIM HOLDER

By: [signature]

Title: TREASURER

EXHIBIT A – CLAIM DESCRIPTION
PASS MINERALS INC

OWNER(S)	CLAIM NAME	NMC NUMBER	% OWNERSHIP
Pass Minerals, Inc.	Rio Raga 306	NMC715676	25%
Pass Minerals	PV Red 11	NMC 791232	12.5%
Pass Minerals	PV Red 12	NMC 791233	12.5%
Pass Minerals	PV Red 13	NMC 791234	12.5%
Pass Minerals	PV Red 14	NMC 791235	12.5%

EXHIBIT B – SHARE ISSUANCE
PASS MINERALS, INC.

OWNER(S)	CLAIM NAME	% OWNERSHIP	SHARES TO BE ISSUED
Pass Minerals, Inc.	Rio Raga 306	25%	17,500
Pass Minerals, Inc.	PV Red 11	12.5%	8,750
Pass Minerals, Inc.	PV Red 12	12.5%	8,750
Pass Minerals, Inc.	PV Red 13	12.5%	8,750
Pass Minerals, Inc.	PV Red 14	12.5%	8,750

Total ***52,500 shares***

MINING CLAIM PURCHASE AGREEMENT

This Mining Claim Purchase Agreement ("Agreement") is entered into as of January 11, 2008, among Searchlight Minerals Corp., a Nevada corporation ("SMC"), and Bialik Gold Inc., a [Nevada corporation or individual] ("Claim Holder").

RECITALS

A. Claim Holder holds a certain percent interest in certain unpatented mining claims in Clark County, Nevada (the "Claims"), which claims and percents are further described on Exhibit A, attached to this Agreement and incorporated by reference.

B. SMC entered into a Mineral Property Option Agreement (the "Option Agreement") dated February 8, 2005, as amended June 22, 2005, with Claim Holder.

C. Pursuant to the Option Agreement, SMC agreed to issue an aggregate of 140,000 shares of its common stock (the "Shares") per Claim, in exchange for the option to purchase Claim Holder's interest in the Claims. The issuance of Shares was to be made in four annual installments of 35,000 shares per year per claim, commencing on June 30, 2005 and concluding on June 30, 2008.

D. The Board of Directors of SMC subsequently approved an increase in the number of SMC's issued and outstanding shares of common stock on a two for one (2:1) basis which was effected on September 30, 2005. The number of Shares to be issued pursuant to the Option Agreements has been adjusted accordingly, so that the aggregate number of Shares to be issued per Claim is 280,000.

E. Claim Holder, as the holder of the percentage interest shown on Exhibit A for the Claims, is entitled to 280,000 Shares in the aggregate.

F. As of the date of this Agreement, an aggregate of 210,000 Shares have been issued to Claim Holder, with an aggregate of 70,000 Shares remaining to be issued under the terms of the Option Agreement.

G. The Board of Directors of SMC has deemed it advisable to complete the transfer of the Claims to SMC pursuant to the Option Agreement.

In consideration of the mutual covenants and agreements contained in this Agreement, and in order to consummate the sale and transfer of the Claims from Claim Holder to SMC, the parties to this Agreement agree as follows:

1. Purchase and Sale. Subject to the terms and conditions set forth in this Agreement, the Claim Holder shall sell, convey, transfer and deliver to SMC all of Claim Holder's right, title, interest and possession of the Claims, and will execute the Quit Claim Deed(s) provided to Claim Holder by SMC.

2. Transfer of Stock. SMC shall issue, convey, transfer and deliver to Claim Holder, no later than June 30, 2008, certificates representing the number of Shares set forth in Exhibit B to this Agreement, incorporated by reference, as fully paid and non-assessable shares of SMC's common stock pursuant to Section 4(2) of the Securities Act of 1933.

3. Issuance of Shares. SMC shall direct its stock transfer company to issue a share certificate representing the Shares in the name of the Claim Holder and in the amount listed on Exhibit B.

4. Failure to Timely Issue Shares. If SMC should fail to transfer the Shares to Claim Holder by July 15, 2008, Claim Holder shall be entitled to the issuance of additional shares to Claim Holder, in an amount equivalent to ten percent (10%) of the Shares that SMC has agreed to issue to Claim Holder pursuant to this Agreement.

5. Representations and Warranties of SMC. SMC warrants that it is a corporation duly organized, validity existing and in good standing under the laws of the State of Nevada and has the corporate power and authority to carry on its business as it is now being conducted.

6. Representations and Warranties of Claim Holder. Claim Holder represents and warrants that Claim Holder is the holder of the percent interest in the Claims shown on Exhibit A, and has not entered any other agreements, other than the Option Agreement, whereby Claim Holder's rights in the Claims have been optioned, transferred, leased or otherwise diminished.

7. Transfer of All Rights in Claims. Upon signature of the Quit Claim Deed(s) by Claim Holder, Claim Holder shall have no right, title or interest in the Claim and Claim Holder's interest in the Claims will have vested in SMC.

8. Termination of Obligations Under Option Agreement. Upon transfer of the Shares to Claim Holder, all obligations of SMC to Claim Holder shall have been discharged as to any of the obligations of SMC and rights of Claim Holder pursuant to the Option Agreement.

9. Amendment and Modification. To the fullest extent provided by applicable law, this Agreement may be amended, modified and supplemented with respect to any of the terms contained herein by mutual consent of the respective parties.

10. Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or

obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties.

11. Governing Law. This Agreement and the legal relations between the parties hereto will be governed by and construed in accordance with the laws of the State of Nevada.

12. Parties in Interest. Nothing expressed or implied in this Agreement is intended or will be construed to confer upon or give to any person, firm or corporation other than the parties hereto any rights or remedies under or by reason of this Agreement or any transaction contemplated hereby, except as specifically provided in this Agreement.

13 Counterparts. This Agreement may be executed in two or more counterparts and by the different parties hereto on separate counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

14 Headings and References. The headings of the sections of this Agreement are inserted for convenience of reference only and will not by themselves determine the interpretation of this Agreement. All references herein to sections are to sections and articles of this Agreement, unless otherwise indicated.

15. Entire Agreement. This Agreement, including exhibits and other documents referred to herein which form a part hereof, contains the entire understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants, or undertakings with respect to the subject matter contained herein, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

16. Severability. If any provision of this Agreement, or the application thereof, will for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the invalid and unenforceable provision.

17. Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law or equity on such party, and the exercise of any one remedy will not preclude the exercise of any other.

18. Absence of Third Party Beneficiary Rights. No provision of this Agreement is intended, nor will be interpreted, to provide to create any third party beneficiary rights or any other rights of any kind in any client, customer, affiliate, shareholder, employee, partner or any party hereto or any other person or entity unless specifically provided otherwise herein, and, except as so provided, all provisions hereof will be personal solely between the parties to this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement and to be duly executed as of the date and year first written above.

SEARCHLIGHT MINERALS CORP.

By: [signature]

Title: V.P., Secretary

CLAIM HOLDER

By: BRITTI GOLD INC.

~~Title:~~ NAME: [signature]

D.N. MATHESON

TITLE President.

EXHIBIT A – CLAIM DESCRIPTION
BRITTI GOLD INC.

OWNER(S)	CLAIM NAME	NMC NUMBER	% OWNERSHIP
Britti Gold, Inc.	Rio Raga 308	NMC 600842	100%

EXHIBIT B – SHARE ISSUANCE
BRITTI GOLD, INC.

OWNER(S)	CLAIM NAME	% OWNERSHIP	SHARES TO BE ISSUED
Britti Gold, Inc.	Rio Raga 308	100%	70,000
		Total	***70,000 shares***

MINING CLAIM PURCHASE AGREEMENT

This Mining Claim Purchase Agreement ("Agreement") is entered into as of January 11th, 2008, among Searchlight Minerals Corp., a Nevada corporation ("SMC"), and Geosearch Inc., a [Nevada corporation or individual] ("Claim Holder").

RECITALS

A. Claim Holder holds a certain percent interest in certain unpatented mining claims in Clark County, Nevada (the "Claims"), which claims and percents are further described on Exhibit A, attached to this Agreement and incorporated by reference.

B. SMC entered into a Mineral Property Option Agreement (the "Option Agreement") dated February 8, 2005, as amended June 22, 2005, with Claim Holder.

C. Pursuant to the Option Agreement, SMC agreed to issue an aggregate of 140,000 shares of its common stock (the "Shares") per Claim, in exchange for the option to purchase Claim Holder's interest in the Claims. The issuance of Shares was to be made in four annual installments of 35,000 shares per year per claim, commencing on June 30, 2005 and concluding on June 30, 2008.

D. The Board of Directors of SMC subsequently approved an increase in the number of SMC's issued and outstanding shares of common stock on a two for one (2:1) basis which was effected on September 30, 2005. The number of Shares to be issued pursuant to the Option Agreements has been adjusted accordingly, so that the aggregate number of Shares to be issued per Claim is 280,000.

E. Claim Holder, as the holder of the percentage interest shown on Exhibit A for the Claims, is entitled to 140,000 Shares in the aggregate.

F. As of the date of this Agreement, an aggregate of 105,000 Shares have been issued to Claim Holder, with an aggregate of 35,000 Shares remaining to be issued under the terms of the Option Agreement.

G. The Board of Directors of SMC has deemed it advisable to complete the transfer of the Claims to SMC pursuant to the Option Agreement.

In consideration of the mutual covenants and agreements contained in this Agreement, and in order to consummate the sale and transfer of the Claims from Claim Holder to SMC, the parties to this Agreement agree as follows:

1. Purchase and Sale. Subject to the terms and conditions set forth in this Agreement, the Claim Holder shall sell, convey, transfer and deliver to SMC all of Claim Holder's right, title, interest and possession of the Claims, and will execute the Quit Claim Deed(s) provided to Claim Holder by SMC.

2. Transfer of Stock. SMC shall issue, convey, transfer and deliver to Claim Holder, no later than June 30, 2008, certificates representing the number of Shares set forth in Exhibit B to this Agreement, incorporated by reference, as fully paid and non-assessable shares of SMC's common stock pursuant to Section 4(2) of the Securities Act of 1933.

3. Issuance of Shares. SMC shall direct its stock transfer company to issue a share certificate representing the Shares in the name of the Claim Holder and in the amount listed on Exhibit B.

4. Failure to Timely Issue Shares. If SMC should fail to transfer the Shares to Claim Holder by July 15, 2008, Claim Holder shall be entitled to the issuance of additional shares to Claim Holder, in an amount equivalent to ten percent (10%) of the Shares that SMC has agreed to issue to Claim Holder pursuant to this Agreement.

5. Representations and Warranties of SMC. SMC warrants that it is a corporation duly organized, validity existing and in good standing under the laws of the State of Nevada and has the corporate power and authority to carry on its business as it is now being conducted.

6. Representations and Warranties of Claim Holder. Claim Holder represents and warrants that Claim Holder is the holder of the percent interest in the Claims shown on Exhibit A, and has not entered any other agreements, other than the Option Agreement, whereby Claim Holder's rights in the Claims have been optioned, transferred, leased or otherwise diminished.

7. Transfer of All Rights in Claims. Upon signature of the Quit Claim Deed(s) by Claim Holder, Claim Holder shall have no right, title or interest in the Claim and Claim Holder's interest in the Claims will have vested in SMC.

8. Termination of Obligations Under Option Agreement. Upon transfer of the Shares to Claim Holder, all obligations of SMC to Claim Holder shall have been discharged as to any of the obligations of SMC and rights of Claim Holder pursuant to the Option Agreement.

9. Amendment and Modification. To the fullest extent provided by applicable law, this Agreement may be amended, modified and supplemented with respect to any of the terms contained herein by mutual consent of the respective parties.

10. Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or

obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties.

11. Governing Law. This Agreement and the legal relations between the parties hereto will be governed by and construed in accordance with the laws of the State of Nevada.

12. Parties in Interest. Nothing expressed or implied in this Agreement is intended or will be construed to confer upon or give to any person, firm or corporation other than the parties hereto any rights or remedies under or by reason of this Agreement or any transaction contemplated hereby, except as specifically provided in this Agreement.

13 Counterparts. This Agreement may be executed in two or more counterparts and by the different parties hereto on separate counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

14 Headings and References. The headings of the sections of this Agreement are inserted for convenience of reference only and will not by themselves determine the interpretation of this Agreement. All references herein to sections are to sections and articles of this Agreement, unless otherwise indicated.

15. Entire Agreement. This Agreement, including exhibits and other documents referred to herein which form a part hereof, contains the entire understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants, or undertakings with respect to the subject matter contained herein, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

16. Severability. If any provision of this Agreement, or the application thereof, will for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the invalid and unenforceable provision.

17. Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law or equity on such party, and the exercise of any one remedy will not preclude the exercise of any other.

18. Absence of Third Party Beneficiary Rights. No provision of this Agreement is intended, nor will be interpreted, to provide to create any third party beneficiary rights or any other rights of any kind in any client, customer, affiliate, shareholder, employee, partner or any party hereto or any other person or entity unless specifically provided otherwise herein, and, except as so provided, all provisions hereof will be personal solely between the parties to this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement and to be duly executed as of the date and year first written above.

SEARCHLIGHT MINERALS CORP.

By: ______________________

Title: V.P., secretary

CLAIM HOLDER

By: ______________________

Title: President

EXHIBIT A – CLAIM DESCRIPTION
GEOSEARCH INC.

OWNER(S)	CLAIM NAME	NMC NUMBER	% OWNERSHIP
Geosearch Inc.	Rio Raga 310	NMC 699996	25%
Geosearch Inc.	Rio Raga 311	NMC 699997	25%

EXHIBIT B – SHARE ISSUANCE
GEOSEARCH INC.

OWNER(S)	CLAIM NAME	% OWNERSHIP	SHARES TO BE ISSUED
Geosearch Inc.	Rio Raga 310	25%	17,500
Geosearch Inc.	Rio Raga 311	25%	17,500

Total ***35,000 shares***

MINING CLAIM PURCHASE AGREEMENT

This Mining Claim Purchase Agreement ("Agreement") is entered into as of January 9, 2008, among Searchlight Minerals Corp., a Nevada corporation ("SMC"), and Geotech Mining Inc., a [Nevada corporation or individual] ("Claim Holder").

RECITALS

A. Claim Holder holds a certain percent interest in certain unpatented mining claims in Clark County, Nevada (the "Claims"), which claims and percents are further described on Exhibit A, attached to this Agreement and incorporated by reference.

B. SMC entered into a Mineral Property Option Agreement (the "Option Agreement") dated February 8, 2005, as amended June 22, 2005, with Claim Holder.

C. Pursuant to the Option Agreement, SMC agreed to issue an aggregate of 140,000 shares of its common stock (the "Shares") per Claim, in exchange for the option to purchase Claim Holder's interest in the Claims. The issuance of Shares was to be made in four annual installments of 35,000 shares per year per claim, commencing on June 30, 2005 and concluding on June 30, 2008.

D. The Board of Directors of SMC subsequently approved an increase in the number of SMC's issued and outstanding shares of common stock on a two for one (2:1) basis which was effected on September 30, 2005. The number of Shares to be issued pursuant to the Option Agreements has been adjusted accordingly, so that the aggregate number of Shares to be issued per Claim is 280,000.

E. Claim Holder, as the holder of the percentage interest shown on Exhibit A for the Claims, is entitled to 140,000 Shares in the aggregate.

F. As of the date of this Agreement, an aggregate of 105,000 Shares have been issued to Claim Holder, with an aggregate of 35,000 Shares remaining to be issued under the terms of the Option Agreement.

G. The Board of Directors of SMC has deemed it advisable to complete the transfer of the Claims to SMC pursuant to the Option Agreement.

In consideration of the mutual covenants and agreements contained in this Agreement, and in order to consummate the sale and transfer of the Claims from Claim Holder to SMC, the parties to this Agreement agree as follows:

1. Purchase and Sale. Subject to the terms and conditions set forth in this Agreement, the Claim Holder shall sell, convey, transfer and deliver to SMC all of Claim Holder's right, title, interest and possession of the Claims, and will execute the Quit Claim Deed(s) provided to Claim Holder by SMC.

2. Transfer of Stock. SMC shall issue, convey, transfer and deliver to Claim Holder, no later than June 30, 2008, certificates representing the number of Shares set forth in Exhibit B to this Agreement, incorporated by reference, as fully paid and non-assessable shares of SMC's common stock pursuant to Section 4(2) of the Securities Act of 1933.

3. Issuance of Shares. SMC shall direct its stock transfer company to issue a share certificate representing the Shares in the name of the Claim Holder and in the amount listed on Exhibit B.

4. Failure to Timely Issue Shares. If SMC should fail to transfer the Shares to Claim Holder by July 15, 2008, Claim Holder shall be entitled to the issuance of additional shares to Claim Holder, in an amount equivalent to ten percent (10%) of the Shares that SMC has agreed to issue to Claim Holder pursuant to this Agreement.

5. Representations and Warranties of SMC. SMC warrants that it is a corporation duly organized, validity existing and in good standing under the laws of the State of Nevada and has the corporate power and authority to carry on its business as it is now being conducted.

6. Representations and Warranties of Claim Holder. Claim Holder represents and warrants that Claim Holder is the holder of the percent interest in the Claims shown on Exhibit A, and has not entered any other agreements, other than the Option Agreement, whereby Claim Holder's rights in the Claims have been optioned, transferred, leased or otherwise diminished.

7. Transfer of All Rights in Claims. Upon signature of the Quit Claim Deed(s) by Claim Holder, Claim Holder shall have no right, title or interest in the Claim and Claim Holder's interest in the Claims will have vested in SMC.

8. Termination of Obligations Under Option Agreement. Upon transfer of the Shares to Claim Holder, all obligations of SMC to Claim Holder shall have been discharged as to any of the obligations of SMC and rights of Claim Holder pursuant to the Option Agreement.

9. Amendment and Modification. To the fullest extent provided by applicable law, this Agreement may be amended, modified and supplemented with respect to any of the terms contained herein by mutual consent of the respective parties.

10. Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or

obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties.

11. Governing Law. This Agreement and the legal relations between the parties hereto will be governed by and construed in accordance with the laws of the State of Nevada.

12. Parties in Interest. Nothing expressed or implied in this Agreement is intended or will be construed to confer upon or give to any person, firm or corporation other than the parties hereto any rights or remedies under or by reason of this Agreement or any transaction contemplated hereby, except as specifically provided in this Agreement.

13 Counterparts. This Agreement may be executed in two or more counterparts and by the different parties hereto on separate counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

14 Headings and References. The headings of the sections of this Agreement are inserted for convenience of reference only and will not by themselves determine the interpretation of this Agreement. All references herein to sections are to sections and articles of this Agreement, unless otherwise indicated.

15. Entire Agreement. This Agreement, including exhibits and other documents referred to herein which form a part hereof, contains the entire understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants, or undertakings with respect to the subject matter contained herein, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

16. Severability. If any provision of this Agreement, or the application thereof, will for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the invalid and unenforceable provision.

17. Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law or equity on such party, and the exercise of any one remedy will not preclude the exercise of any other.

18. Absence of Third Party Beneficiary Rights. No provision of this Agreement is intended, nor will be interpreted, to provide to create any third party beneficiary rights or any other rights of any kind in any client, customer, affiliate, shareholder, employee, partner or any party hereto or any other person or entity unless specifically provided otherwise herein, and, except as so provided, all provisions hereof will be personal solely between the parties to this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement and to be duly executed as of the date and year first written above.

SEARCHLIGHT MINERALS CORP.

By: [signature]

Title: V.P., Secretary

CLAIM HOLDER GEOTECH MINING INC.

By: Charles [signature]

Title: PRES

EXHIBIT A – CLAIM DESCRIPTION
GEOTECH MINING INC.

OWNER(S)	CLAIM NAME	NMC NUMBER	% OWNERSHIP
Geotech Mining Inc.	Rio Raga 310	NMC 699996	25%
Geotech Mining Inc.	Rio Raga 311	NMC 699997	25%

EXHIBIT B – SHARE ISSUANCE
GEOTECH MINING INC.

OWNER(S)	CLAIM NAME	% OWNERSHIP	SHARES TO BE ISSUED
Geotech Mining Inc.	Rio Raga 310	25%	17,500
Geotech Mining Inc.	Rio Raga 311	25%	17,500

Total ***35,000 shares***

MINING CLAIM PURCHASE AGREEMENT

This Mining Claim Purchase Agreement ("Agreement") is entered into as of January 6, 2008, among Searchlight Minerals Corp., a Nevada corporation ("SMC"), and Patrick B. Mathews a [Nevada corporation or individual] ("Claim Holder").

RECITALS

A. Claim Holder holds a certain percent interest in certain unpatented mining claims in Clark County, Nevada (the "Claims"), which claims and percents are further described on Exhibit A, attached to this Agreement and incorporated by reference.

B. SMC entered into a Mineral Property Option Agreement (the "Option Agreement") dated February 8, 2005, as amended June 22, 2005, with Claim Holder.

C. Pursuant to the Option Agreement, SMC agreed to issue an aggregate of 140,000 shares of its common stock (the "Shares") per Claim, in exchange for the option to purchase Claim Holder's interest in the Claims. The issuance of Shares was to be made in four annual installments of 35,000 shares per year per claim, commencing on June 30, 2005 and concluding on June 30, 2008.

D. The Board of Directors of SMC subsequently approved an increase in the number of SMC's issued and outstanding shares of common stock on a two for one (2:1) basis which was effected on September 30, 2005. The number of Shares to be issued pursuant to the Option Agreements has been adjusted accordingly, so that the aggregate number of Shares to be issued per Claim is 280,000.

E. Claim Holder, as the holder of the percentage interest shown on Exhibit A for the Claims, is entitled to 140,000 Shares in the aggregate.

F. As of the date of this Agreement, an aggregate of 105,000 Shares have been issued to Claim Holder, with an aggregate of 35,000 Shares remaining to be issued under the terms of the Option Agreement.

G. The Board of Directors of SMC has deemed it advisable to complete the transfer of the Claims to SMC pursuant to the Option Agreement.

In consideration of the mutual covenants and agreements contained in this Agreement, and in order to consummate the sale and transfer of the Claims from Claim Holder to SMC, the parties to this Agreement agree as follows:

1. Purchase and Sale. Subject to the terms and conditions set forth in this Agreement, the Claim Holder shall sell, convey, transfer and deliver to SMC all of Claim Holder's right, title, interest and possession of the Claims, and will execute the Quit Claim Deed(s) provided to Claim Holder by SMC.

2. Transfer of Stock. SMC shall issue, convey, transfer and deliver to Claim Holder, no later than June 30, 2008, certificates representing the number of Shares set forth in Exhibit B to this Agreement, incorporated by reference, as fully paid and non-assessable shares of SMC's common stock pursuant to Section 4(2) of the Securities Act of 1933.

3. Issuance of Shares. SMC shall direct its stock transfer company to issue a share certificate representing the Shares in the name of the Claim Holder and in the amount listed on Exhibit B.

4. Failure to Timely Issue Shares. If SMC should fail to transfer the Shares to Claim Holder by July 15, 2008, Claim Holder shall be entitled to the issuance of additional shares to Claim Holder, in an amount equivalent to ten percent (10%) of the Shares that SMC has agreed to issue to Claim Holder pursuant to this Agreement.

5. Representations and Warranties of SMC. SMC warrants that it is a corporation duly organized, validity existing and in good standing under the laws of the State of Nevada and has the corporate power and authority to carry on its business as it is now being conducted.

6. Representations and Warranties of Claim Holder. Claim Holder represents and warrants that Claim Holder is the holder of the percent interest in the Claims shown on Exhibit A, and has not entered any other agreements, other than the Option Agreement, whereby Claim Holder's rights in the Claims have been optioned, transferred, leased or otherwise diminished.

7. Transfer of All Rights in Claims. Upon signature of the Quit Claim Deed(s) by Claim Holder, Claim Holder shall have no right, title or interest in the Claim and Claim Holder's interest in the Claims will have vested in SMC.

8. Termination of Obligations Under Option Agreement. Upon transfer of the Shares to Claim Holder, all obligations of SMC to Claim Holder shall have been discharged as to any of the obligations of SMC and rights of Claim Holder pursuant to the Option Agreement.

9. Amendment and Modification. To the fullest extent provided by applicable law, this Agreement may be amended, modified and supplemented with respect to any of the terms contained herein by mutual consent of the respective parties.

10. Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or

obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties.

11. Governing Law. This Agreement and the legal relations between the parties hereto will be governed by and construed in accordance with the laws of the State of Nevada.

12. Parties in Interest. Nothing expressed or implied in this Agreement is intended or will be construed to confer upon or give to any person, firm or corporation other than the parties hereto any rights or remedies under or by reason of this Agreement or any transaction contemplated hereby, except as specifically provided in this Agreement.

13 Counterparts. This Agreement may be executed in two or more counterparts and by the different parties hereto on separate counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

14 Headings and References. The headings of the sections of this Agreement are inserted for convenience of reference only and will not by themselves determine the interpretation of this Agreement. All references herein to sections are to sections and articles of this Agreement, unless otherwise indicated.

15. Entire Agreement. This Agreement, including exhibits and other documents referred to herein which form a part hereof, contains the entire understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants, or undertakings with respect to the subject matter contained herein, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

16. Severability. If any provision of this Agreement, or the application thereof, will for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the invalid and unenforceable provision.

17. Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law or equity on such party, and the exercise of any one remedy will not preclude the exercise of any other.

18. Absence of Third Party Beneficiary Rights. No provision of this Agreement is intended, nor will be interpreted, to provide to create any third party beneficiary rights or any other rights of any kind in any client, customer, affiliate, shareholder, employee, partner or any party hereto or any other person or entity unless specifically provided otherwise herein, and, except as so provided, all provisions hereof will be personal solely between the parties to this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement and to be duly executed as of the date and year first written above.

SEARCHLIGHT MINERALS CORP.

By: C. A[signature]

Title: V.P., Secretary

CLAIM HOLDER

By: [signature]

Title: [illegible]

EXHIBIT A – CLAIM DESCRIPTION
PATRICK B. MATHESON

OWNER(S)	CLAIM NAME	NMC NUMBER	% OWNERSHIP
Patrick B. Matheson	Rio Raga 310	NMC 699996	25%
Patrick B. Matheson	Rio Raga 311	NMC 699997	25%

EXHIBIT B – SHARE ISSUANCE
PATRICK B. MATHESON

OWNER(S)	CLAIM NAME	% OWNERSHIP	SHARES TO BE ISSUED
Patrick B. Matheson	Rio Raga 310	25%	17,500
Patrick B. Matheson	Rio Raga 311	25%	17,500

Total ***35,000 shares***

MINING CLAIM PURCHASE AGREEMENT

This Mining Claim Purchase Agreement ("Agreement") is entered into as of January 7, 2008, among Searchlight Minerals Corp., a Nevada corporation ("SMC"), and Gold Crown Minerals Inc., a [Nevada corporation or individual] ("Claim Holder").

RECITALS

A. Claim Holder holds a certain percent interest in certain unpatented mining claims in Clark County, Nevada (the "Claims"), which claims and percents are further described on Exhibit A, attached to this Agreement and incorporated by reference.

B. SMC entered into a Mineral Property Option Agreement (the "Option Agreement") dated February 8, 2005, as amended June 22, 2005, with Claim Holder.

C. Pursuant to the Option Agreement, SMC agreed to issue an aggregate of 140,000 shares of its common stock (the "Shares") per Claim, in exchange for the option to purchase Claim Holder's interest in the Claims. The issuance of Shares was to be made in four annual installments of 35,000 shares per year per claim, commencing on June 30, 2005 and concluding on June 30, 2008.

D. The Board of Directors of SMC subsequently approved an increase in the number of SMC's issued and outstanding shares of common stock on a two for one (2:1) basis which was effected on September 30, 2005. The number of Shares to be issued pursuant to the Option Agreements has been adjusted accordingly, so that the aggregate number of Shares to be issued per Claim is 280,000.

E. Claim Holder, as the holder of the percentage interest shown on Exhibit A for the Claims, is entitled to 560,000 Shares in the aggregate.

F. As of the date of this Agreement, an aggregate of 420,000 Shares have been issued to Claim Holder, with an aggregate of 140,000 Shares remaining to be issued under the terms of the Option Agreement.

G. The Board of Directors of SMC has deemed it advisable to complete the transfer of the Claims to SMC pursuant to the Option Agreement.

In consideration of the mutual covenants and agreements contained in this Agreement, and in order to consummate the sale and transfer of the Claims from Claim Holder to SMC, the parties to this Agreement agree as follows:

1. Purchase and Sale. Subject to the terms and conditions set forth in this Agreement, the Claim Holder shall sell, convey, transfer and deliver to SMC all of Claim Holder's right, title, interest and possession of the Claims, and will execute the Quit Claim Deed(s) provided to Claim Holder by SMC.

2. Transfer of Stock. SMC shall issue, convey, transfer and deliver to Claim Holder, no later than June 30, 2008, certificates representing the number of Shares set forth in Exhibit B to this Agreement, incorporated by reference, as fully paid and non-assessable shares of SMC's common stock pursuant to Section 4(2) of the Securities Act of 1933.

3. Issuance of Shares. SMC shall direct its stock transfer company to issue a share certificate representing the Shares in the name of the Claim Holder and in the amount listed on Exhibit B.

4. Failure to Timely Issue Shares. If SMC should fail to transfer the Shares to Claim Holder by July 15, 2008, Claim Holder shall be entitled to the issuance of additional shares to Claim Holder, in an amount equivalent to ten percent (10%) of the Shares that SMC has agreed to issue to Claim Holder pursuant to this Agreement.

5. Representations and Warranties of SMC. SMC warrants that it is a corporation duly organized, validity existing and in good standing under the laws of the State of Nevada and has the corporate power and authority to carry on its business as it is now being conducted.

6. Representations and Warranties of Claim Holder. Claim Holder represents and warrants that Claim Holder is the holder of the percent interest in the Claims shown on Exhibit A, and has not entered any other agreements, other than the Option Agreement, whereby Claim Holder's rights in the Claims have been optioned, transferred, leased or otherwise diminished.

7. Transfer of All Rights in Claims. Upon signature of the Quit Claim Deed(s) by Claim Holder, Claim Holder shall have no right, title or interest in the Claim and Claim Holder's interest in the Claims will have vested in SMC.

8. Termination of Obligations Under Option Agreement. Upon transfer of the Shares to Claim Holder, all obligations of SMC to Claim Holder shall have been discharged as to any of the obligations of SMC and rights of Claim Holder pursuant to the Option Agreement.

9. Amendment and Modification. To the fullest extent provided by applicable law, this Agreement may be amended, modified and supplemented with respect to any of the terms contained herein by mutual consent of the respective parties.

10. Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or

obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties.

11. Governing Law. This Agreement and the legal relations between the parties hereto will be governed by and construed in accordance with the laws of the State of Nevada.

12. Parties in Interest. Nothing expressed or implied in this Agreement is intended or will be construed to confer upon or give to any person, firm or corporation other than the parties hereto any rights or remedies under or by reason of this Agreement or any transaction contemplated hereby, except as specifically provided in this Agreement.

13 Counterparts. This Agreement may be executed in two or more counterparts and by the different parties hereto on separate counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

14 Headings and References. The headings of the sections of this Agreement are inserted for convenience of reference only and will not by themselves determine the interpretation of this Agreement. All references herein to sections are to sections and articles of this Agreement, unless otherwise indicated.

15. Entire Agreement. This Agreement, including exhibits and other documents referred to herein which form a part hereof, contains the entire understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants, or undertakings with respect to the subject matter contained herein, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

16. Severability. If any provision of this Agreement, or the application thereof, will for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the invalid and unenforceable provision.

17. Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law or equity on such party, and the exercise of any one remedy will not preclude the exercise of any other.

18. Absence of Third Party Beneficiary Rights. No provision of this Agreement is intended, nor will be interpreted, to provide to create any third party beneficiary rights or any other rights of any kind in any client, customer, affiliate, shareholder, employee, partner or any party hereto or any other person or entity unless specifically provided otherwise herein, and, except as so provided, all provisions hereof will be personal solely between the parties to this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement and to be duly executed as of the date and year first written above.

SEARCHLIGHT MINERALS CORP.

By: ______________________

Title: V.P., Secretary

CLAIM HOLDER

By: ______________________

Title: TREASURER

EXHIBIT A – CLAIM DESCRIPTION
GOLD CROWN MINERALS INC.

OWNER(S)	CLAIM NAME	NMC NUMBER	% OWNERSHIP
Gold Crown Minerals, Inc.	PV Brown 193	NMC 854993	100%
Gold Crown Minerals, Inc.	PV Brown 301	NMC 854994	100%

EXHIBIT B – SHARE ISSUANCE
GOLD CROWN MINERALS, INC.

OWNER(S)	CLAIM NAME	% OWNERSHIP	SHARES TO BE ISSUED
Gold Crown Minerals, Inc.	PV Brown 193	100%	70,000
Gold Crown Minerals, Inc.	PV Brown 301	100%	70,000

Total ***140,000 shares***

MINING CLAIM PURCHASE AGREEMENT

This Mining Claim Purchase Agreement ("Agreement") is entered into as of January 7, 2008, among Searchlight Minerals Corp., a Nevada corporation ("SMC"), and Kiminco Inc., a [Nevada corporation or individual] ("Claim Holder").

RECITALS

A. Claim Holder holds a certain percent interest in certain unpatented mining claims in Clark County, Nevada (the "Claims"), which claims and percents are further described on Exhibit A, attached to this Agreement and incorporated by reference.

B. SMC entered into a Mineral Property Option Agreement (the "Option Agreement") dated February 8, 2005, as amended June 22, 2005, with Claim Holder.

C. Pursuant to the Option Agreement, SMC agreed to issue an aggregate of 140,000 shares of its common stock (the "Shares") per Claim, in exchange for the option to purchase Claim Holder's interest in the Claims. The issuance of Shares was to be made in four annual installments of 35,000 shares per year per claim, commencing on June 30, 2005 and concluding on June 30, 2008.

D. The Board of Directors of SMC subsequently approved an increase in the number of SMC's issued and outstanding shares of common stock on a two for one (2:1) basis which was effected on September 30, 2005. The number of Shares to be issued pursuant to the Option Agreements has been adjusted accordingly, so that the aggregate number of Shares to be issued per Claim is 280,000.

E. Claim Holder, as the holder of the percentage interest shown on Exhibit A for the Claims, is entitled to 140,000 Shares in the aggregate.

F. As of the date of this Agreement, an aggregate of 105,000 Shares have been issued to Claim Holder, with an aggregate of 35,000 Shares remaining to be issued under the terms of the Option Agreement.

G. The Board of Directors of SMC has deemed it advisable to complete the transfer of the Claims to SMC pursuant to the Option Agreement.

In consideration of the mutual covenants and agreements contained in this Agreement, and in order to consummate the sale and transfer of the Claims from Claim Holder to SMC, the parties to this Agreement agree as follows:

1. Purchase and Sale. Subject to the terms and conditions set forth in this Agreement, the Claim Holder shall sell, convey, transfer and deliver to SMC all of Claim Holder's right, title, interest and possession of the Claims, and will execute the Quit Claim Deed(s) provided to Claim Holder by SMC.

2. Transfer of Stock. SMC shall issue, convey, transfer and deliver to Claim Holder, no later than June 30, 2008, certificates representing the number of Shares set forth in Exhibit B to this Agreement, incorporated by reference, as fully paid and non-assessable shares of SMC's common stock pursuant to Section 4(2) of the Securities Act of 1933.

3. Issuance of Shares. SMC shall direct its stock transfer company to issue a share certificate representing the Shares in the name of the Claim Holder and in the amount listed on Exhibit B.

4. Failure to Timely Issue Shares. If SMC should fail to transfer the Shares to Claim Holder by July 15, 2008, Claim Holder shall be entitled to the issuance of additional shares to Claim Holder, in an amount equivalent to ten percent (10%) of the Shares that SMC has agreed to issue to Claim Holder pursuant to this Agreement.

5. Representations and Warranties of SMC. SMC warrants that it is a corporation duly organized, validity existing and in good standing under the laws of the State of Nevada and has the corporate power and authority to carry on its business as it is now being conducted.

6. Representations and Warranties of Claim Holder. Claim Holder represents and warrants that Claim Holder is the holder of the percent interest in the Claims shown on Exhibit A, and has not entered any other agreements, other than the Option Agreement, whereby Claim Holder's rights in the Claims have been optioned, transferred, leased or otherwise diminished.

7. Transfer of All Rights in Claims. Upon signature of the Quit Claim Deed(s) by Claim Holder, Claim Holder shall have no right, title or interest in the Claim and Claim Holder's interest in the Claims will have vested in SMC.

8. Termination of Obligations Under Option Agreement. Upon transfer of the Shares to Claim Holder, all obligations of SMC to Claim Holder shall have been discharged as to any of the obligations of SMC and rights of Claim Holder pursuant to the Option Agreement.

9. Amendment and Modification. To the fullest extent provided by applicable law, this Agreement may be amended, modified and supplemented with respect to any of the terms contained herein by mutual consent of the respective parties.

10. Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or

obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties.

11. Governing Law. This Agreement and the legal relations between the parties hereto will be governed by and construed in accordance with the laws of the State of Nevada.

12. Parties in Interest. Nothing expressed or implied in this Agreement is intended or will be construed to confer upon or give to any person, firm or corporation other than the parties hereto any rights or remedies under or by reason of this Agreement or any transaction contemplated hereby, except as specifically provided in this Agreement.

13 Counterparts. This Agreement may be executed in two or more counterparts and by the different parties hereto on separate counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

14 Headings and References. The headings of the sections of this Agreement are inserted for convenience of reference only and will not by themselves determine the interpretation of this Agreement. All references herein to sections are to sections and articles of this Agreement, unless otherwise indicated.

15. Entire Agreement. This Agreement, including exhibits and other documents referred to herein which form a part hereof, contains the entire understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants, or undertakings with respect to the subject matter contained herein, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

16. Severability. If any provision of this Agreement, or the application thereof, will for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the invalid and unenforceable provision.

17. Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law or equity on such party, and the exercise of any one remedy will not preclude the exercise of any other.

18. Absence of Third Party Beneficiary Rights. No provision of this Agreement is intended, nor will be interpreted, to provide to create any third party beneficiary rights or any other rights of any kind in any client, customer, affiliate, shareholder, employee, partner or any party hereto or any other person or entity unless specifically provided otherwise herein, and, except as so provided, all provisions hereof will be personal solely between the parties to this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement and to be duly executed as of the date and year first written above.

SEARCHLIGHT MINERALS CORP.

By: ______________________

Title: V.P., Secretary.

CLAIM HOLDER

By: ______________________

Title: TREASURER

EXHIBIT A – CLAIM DESCRIPTION
KIMINCO INC.

OWNER(S)	CLAIM NAME	NMC NUMBER	% OWNERSHIP
Kiminco Inc.	PV Red 11	NMC 791232	12.5%
Kiminco Inc.	PV Red 12	NMC 791233	12.5%
Kiminco Inc.	PV Red 13	NMC 791234	12.5%
Kiminco Inc.	PV Red 14	NMC 791235	12.5%

EXHIBIT B – SHARE ISSUANCE
KIMINCO INC.

OWNER(S)	CLAIM NAME	% OWNERSHIP	SHARES TO BE ISSUED
Kiminco Inc.	PV Red 11	12.5%	8,750
Kiminco Inc.	PV Red 12	12.5%	8,750
Kiminco Inc.	PV Red 13	12.5%	8,750
Kiminco Inc.	PV Red 14	12.5%	8,750

Total ***35,000 shares***

MINING CLAIM PURCHASE AGREEMENT

This Mining Claim Purchase Agreement ("Agreement") is entered into as of January ___, 2008, among Searchlight Minerals Corp., a Nevada corporation ("SMC"), and Debra L. Mathewson, a [Nevada corporation or individual] ("Claim Holder").

RECITALS

A. Claim Holder holds a certain percent interest in certain unpatented mining claims in Clark County, Nevada (the "Claims"), which claims and percents are further described on Exhibit A, attached to this Agreement and incorporated by reference.

B. SMC entered into a Mineral Property Option Agreement (the "Option Agreement") dated February 8, 2005, as amended June 22, 2005, with Claim Holder.

C. Pursuant to the Option Agreement, SMC agreed to issue an aggregate of 140,000 shares of its common stock (the "Shares") per Claim, in exchange for the option to purchase Claim Holder's interest in the Claims. The issuance of Shares was to be made in four annual installments of 35,000 shares per year per claim, commencing on June 30, 2005 and concluding on June 30, 2008.

D. The Board of Directors of SMC subsequently approved an increase in the number of SMC's issued and outstanding shares of common stock on a two for one (2:1) basis which was effected on September 30, 2005. The number of Shares to be issued pursuant to the Option Agreements has been adjusted accordingly, so that the aggregate number of Shares to be issued per Claim is 280,000.

E. Claim Holder, as the holder of the percentage interest shown on Exhibit A for the Claims, is entitled to 140,000 Shares in the aggregate.

F. As of the date of this Agreement, an aggregate of 105,000 Shares have been issued to Claim Holder, with an aggregate of 35,000 Shares remaining to be issued under the terms of the Option Agreement.

G. The Board of Directors of SMC has deemed it advisable to complete the transfer of the Claims to SMC pursuant to the Option Agreement.

In consideration of the mutual covenants and agreements contained in this Agreement, and in order to consummate the sale and transfer of the Claims from Claim Holder to SMC, the parties to this Agreement agree as follows:

1. Purchase and Sale. Subject to the terms and conditions set forth in this Agreement, the Claim Holder shall sell, convey, transfer and deliver to SMC all of Claim Holder's right, title, interest and possession of the Claims, and will execute the Quit Claim Deed(s) provided to Claim Holder by SMC.

2. Transfer of Stock. SMC shall issue, convey, transfer and deliver to Claim Holder, no later than June 30, 2008, certificates representing the number of Shares set forth in Exhibit B to this Agreement, incorporated by reference, as fully paid and non-assessable shares of SMC's common stock pursuant to Section 4(2) of the Securities Act of 1933.

3. Issuance of Shares. SMC shall direct its stock transfer company to issue a share certificate representing the Shares in the name of the Claim Holder and in the amount listed on Exhibit B.

4. Failure to Timely Issue Shares. If SMC should fail to transfer the Shares to Claim Holder by July 15, 2008, Claim Holder shall be entitled to the issuance of additional shares to Claim Holder, in an amount equivalent to ten percent (10%) of the Shares that SMC has agreed to issue to Claim Holder pursuant to this Agreement.

5. Representations and Warranties of SMC. SMC warrants that it is a corporation duly organized, validity existing and in good standing under the laws of the State of Nevada and has the corporate power and authority to carry on its business as it is now being conducted.

6. Representations and Warranties of Claim Holder. Claim Holder represents and warrants that Claim Holder is the holder of the percent interest in the Claims shown on Exhibit A, and has not entered any other agreements, other than the Option Agreement, whereby Claim Holder's rights in the Claims have been optioned, transferred, leased or otherwise diminished.

7. Transfer of All Rights in Claims. Upon signature of the Quit Claim Deed(s) by Claim Holder, Claim Holder shall have no right, title or interest in the Claim and Claim Holder's interest in the Claims will have vested in SMC.

8. Termination of Obligations Under Option Agreement. Upon transfer of the Shares to Claim Holder, all obligations of SMC to Claim Holder shall have been discharged as to any of the obligations of SMC and rights of Claim Holder pursuant to the Option Agreement.

9. Amendment and Modification. To the fullest extent provided by applicable law, this Agreement may be amended, modified and supplemented with respect to any of the terms contained herein by mutual consent of the respective parties.

10. Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or

obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties.

11. Governing Law. This Agreement and the legal relations between the parties hereto will be governed by and construed in accordance with the laws of the State of Nevada.

12. Parties in Interest. Nothing expressed or implied in this Agreement is intended or will be construed to confer upon or give to any person, firm or corporation other than the parties hereto any rights or remedies under or by reason of this Agreement or any transaction contemplated hereby, except as specifically provided in this Agreement.

13 Counterparts. This Agreement may be executed in two or more counterparts and by the different parties hereto on separate counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

14 Headings and References. The headings of the sections of this Agreement are inserted for convenience of reference only and will not by themselves determine the interpretation of this Agreement. All references herein to sections are to sections and articles of this Agreement, unless otherwise indicated.

15. Entire Agreement. This Agreement, including exhibits and other documents referred to herein which form a part hereof, contains the entire understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants, or undertakings with respect to the subject matter contained herein, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

16. Severability. If any provision of this Agreement, or the application thereof, will for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the invalid and unenforceable provision.

17. Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law or equity on such party, and the exercise of any one remedy will not preclude the exercise of any other.

18. Absence of Third Party Beneficiary Rights. No provision of this Agreement is intended, nor will be interpreted, to provide to create any third party beneficiary rights or any other rights of any kind in any client, customer, affiliate, shareholder, employee, partner or any party hereto or any other person or entity unless specifically provided otherwise herein, and, except as so provided, all provisions hereof will be personal solely between the parties to this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement and to be duly executed as of the date and year first written above.

SEARCHLIGHT MINERALS CORP.

By: C. Ham

Title: V.P., Secretary

CLAIM HOLDER

By: Debra Mathison

Title: Claim Holder

STATE OF NEVADA
COUNTY OF CLARK
On this 04 day of JAN 20 07
personally appeared before me, a Notary Public.
Debra Mathison
personally known to me to be the person(s) whose name(s) subscribed to the above instrument who acknowledge that (s)he executed this instrument
WITNESS my hand and official seal.
David Englund

NOTARY PUBLIC
STATE OF NEVADA
County of Clark
DAVID J. ENGLUND
No: 93-1340-1
My Appointment Expires June 23, 2008

EXHIBIT A – CLAIM DESCRIPTION
DEBRA L. MATHESON

OWNER(S)	CLAIM NAME	NMC NUMBER	% OWNERSHIP
Debra L. Matheson	PV Red 11	NMC 791232	12.5%
Debra L. Matheson	PV Red 12	NMC 791233	12.5%
Debra L. Matheson	PV Red 13	NMC 791234	12.5%
Debra L. Matheson	PV Red 14	NMC 791235	12.5%

EXHIBIT B – SHARE ISSUANCE
DEBRA L. MATHESON

OWNER(S)	CLAIM NAME	% OWNERSHIP	SHARES TO BE ISSUED
Debra L. Matheson	PV Red 11	12.5%	8,750
Debra L. Matheson	PV Red 12	12.5%	8,750
Debra L. Matheson	PV Red 13	12.5%	8,750
Debra L. Matheson	PV Red 14	12.5%	8,750

Total ***35,000 shares***

MINING CLAIM PURCHASE AGREEMENT

This Mining Claim Purchase Agreement ("Agreement") is entered into as of January 8, 2008, among Searchlight Minerals Corp., a Nevada corporation ("SMC"), and PYB Metals Inc., a [Nevada corporation or individual] ("Claim Holder").

RECITALS

A. Claim Holder holds a certain percent interest in certain unpatented mining claims in Clark County, Nevada (the "Claims"), which claims and percents are further described on Exhibit A, attached to this Agreement and incorporated by reference.

B. SMC entered into a Mineral Property Option Agreement (the "Option Agreement") dated February 8, 2005, as amended June 22, 2005, with Claim Holder.

C. Pursuant to the Option Agreement, SMC agreed to issue an aggregate of 140,000 shares of its common stock (the "Shares") per Claim, in exchange for the option to purchase Claim Holder's interest in the Claims. The issuance of Shares was to be made in four annual installments of 35,000 shares per year per claim, commencing on June 30, 2005 and concluding on June 30, 2008.

D. The Board of Directors of SMC subsequently approved an increase in the number of SMC's issued and outstanding shares of common stock on a two for one (2:1) basis which was effected on September 30, 2005. The number of Shares to be issued pursuant to the Option Agreements has been adjusted accordingly, so that the aggregate number of Shares to be issued per Claim is 280,000.

E. Claim Holder, as the holder of the percentage interest shown on Exhibit A for the Claims, is entitled to 140,000 Shares in the aggregate.

F. As of the date of this Agreement, an aggregate of 105,000 Shares have been issued to Claim Holder, with an aggregate of 35,000 Shares remaining to be issued under the terms of the Option Agreement.

G. The Board of Directors of SMC has deemed it advisable to complete the transfer of the Claims to SMC pursuant to the Option Agreement.

In consideration of the mutual covenants and agreements contained in this Agreement, and in order to consummate the sale and transfer of the Claims from Claim Holder to SMC, the parties to this Agreement agree as follows:

1. Purchase and Sale. Subject to the terms and conditions set forth in this Agreement, the Claim Holder shall sell, convey, transfer and deliver to SMC all of Claim Holder's right, title, interest and possession of the Claims, and will execute the Quit Claim Deed(s) provided to Claim Holder by SMC.

2. Transfer of Stock. SMC shall issue, convey, transfer and deliver to Claim Holder, no later than June 30, 2008, certificates representing the number of Shares set forth in Exhibit B to this Agreement, incorporated by reference, as fully paid and non-assessable shares of SMC's common stock pursuant to Section 4(2) of the Securities Act of 1933.

3. Issuance of Shares. SMC shall direct its stock transfer company to issue a share certificate representing the Shares in the name of the Claim Holder and in the amount listed on Exhibit B.

4. Failure to Timely Issue Shares. If SMC should fail to transfer the Shares to Claim Holder by July 15, 2008, Claim Holder shall be entitled to the issuance of additional shares to Claim Holder, in an amount equivalent to ten percent (10%) of the Shares that SMC has agreed to issue to Claim Holder pursuant to this Agreement.

5. Representations and Warranties of SMC. SMC warrants that it is a corporation duly organized, validity existing and in good standing under the laws of the State of Nevada and has the corporate power and authority to carry on its business as it is now being conducted.

6. Representations and Warranties of Claim Holder. Claim Holder represents and warrants that Claim Holder is the holder of the percent interest in the Claims shown on Exhibit A, and has not entered any other agreements, other than the Option Agreement, whereby Claim Holder's rights in the Claims have been optioned, transferred, leased or otherwise diminished.

7. Transfer of All Rights in Claims. Upon signature of the Quit Claim Deed(s) by Claim Holder, Claim Holder shall have no right, title or interest in the Claim and Claim Holder's interest in the Claims will have vested in SMC.

8. Termination of Obligations Under Option Agreement. Upon transfer of the Shares to Claim Holder, all obligations of SMC to Claim Holder shall have been discharged as to any of the obligations of SMC and rights of Claim Holder pursuant to the Option Agreement.

9. Amendment and Modification. To the fullest extent provided by applicable law, this Agreement may be amended, modified and supplemented with respect to any of the terms contained herein by mutual consent of the respective parties.

10. Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or

obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties.

11. Governing Law. This Agreement and the legal relations between the parties hereto will be governed by and construed in accordance with the laws of the State of Nevada.

12. Parties in Interest. Nothing expressed or implied in this Agreement is intended or will be construed to confer upon or give to any person, firm or corporation other than the parties hereto any rights or remedies under or by reason of this Agreement or any transaction contemplated hereby, except as specifically provided in this Agreement.

13 Counterparts. This Agreement may be executed in two or more counterparts and by the different parties hereto on separate counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

14 Headings and References. The headings of the sections of this Agreement are inserted for convenience of reference only and will not by themselves determine the interpretation of this Agreement. All references herein to sections are to sections and articles of this Agreement, unless otherwise indicated.

15. Entire Agreement. This Agreement, including exhibits and other documents referred to herein which form a part hereof, contains the entire understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants, or undertakings with respect to the subject matter contained herein, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

16. Severability. If any provision of this Agreement, or the application thereof, will for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the invalid and unenforceable provision.

17. Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law or equity on such party, and the exercise of any one remedy will not preclude the exercise of any other.

18. Absence of Third Party Beneficiary Rights. No provision of this Agreement is intended, nor will be interpreted, to provide to create any third party beneficiary rights or any other rights of any kind in any client, customer, affiliate, shareholder, employee, partner or any party hereto or any other person or entity unless specifically provided otherwise herein, and, except as so provided, all provisions hereof will be personal solely between the parties to this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement and to be duly executed as of the date and year first written above.

SEARCHLIGHT MINERALS CORP.

By: [signature]

Title: V.P., Secretary

CLAIM HOLDER

By: PVB Metals Inc.

Title: Director

[signature]

EXHIBIT A – CLAIM DESCRIPTION
PVB METALS INC.

OWNER(S)	CLAIM NAME	NMC NUMBER	% OWNERSHIP
PVB Metals Inc	PV Red 11	NMC 791232	12.5%
PVB Metals Inc	PV Red 12	NMC 791233	12.5%
PVB Metals Inc	PV Red 13	NMC 791234	12.5%
PVB Metals Inc	PV Red 14	NMC 791235	12.5%

EXHIBIT B – SHARE ISSUANCE
PVB METALS INC.

OWNER(S)	CLAIM NAME	% OWNERSHIP	SHARES TO BE ISSUED
PVB Metals Inc	PV Red 11	12.5%	8,750
PVB Metals Inc	PV Red 12	12.5%	8,750
PVB Metals Inc	PV Red 13	12.5%	8,750
PVB Metals Inc	PV Red 14	12.5%	8,750
		Total	***35,000 shares***

MINING CLAIM PURCHASE AGREEMENT

This Mining Claim Purchase Agreement ("Agreement") is entered into as of January 8, 2008, among Searchlight Minerals Corp., a Nevada corporation ("SMC"), and PY'H Places Inc, a [Nevada corporation or individual] ("Claim Holder").

RECITALS

A. Claim Holder holds a certain percent interest in certain unpatented mining claims in Clark County, Nevada (the "Claims"), which claims and percents are further described on Exhibit A, attached to this Agreement and incorporated by reference.

B. SMC entered into a Mineral Property Option Agreement (the "Option Agreement") dated February 8, 2005, as amended June 22, 2005, with Claim Holder.

C. Pursuant to the Option Agreement, SMC agreed to issue an aggregate of 140,000 shares of its common stock (the "Shares") per Claim, in exchange for the option to purchase Claim Holder's interest in the Claims. The issuance of Shares was to be made in four annual installments of 35,000 shares per year per claim, commencing on June 30, 2005 and concluding on June 30, 2008.

D. The Board of Directors of SMC subsequently approved an increase in the number of SMC's issued and outstanding shares of common stock on a two for one (2:1) basis which was effected on September 30, 2005. The number of Shares to be issued pursuant to the Option Agreements has been adjusted accordingly, so that the aggregate number of Shares to be issued per Claim is 280,000.

E. Claim Holder, as the holder of the percentage interest shown on Exhibit A for the Claims, is entitled to 140,000 Shares in the aggregate.

F. As of the date of this Agreement, an aggregate of 105,000 Shares have been issued to Claim Holder, with an aggregate of 35,000 Shares remaining to be issued under the terms of the Option Agreement.

G. The Board of Directors of SMC has deemed it advisable to complete the transfer of the Claims to SMC pursuant to the Option Agreement.

In consideration of the mutual covenants and agreements contained in this Agreement, and in order to consummate the sale and transfer of the Claims from Claim Holder to SMC, the parties to this Agreement agree as follows:

1. Purchase and Sale. Subject to the terms and conditions set forth in this Agreement, the Claim Holder shall sell, convey, transfer and deliver to SMC all of Claim Holder's right, title, interest and possession of the Claims, and will execute the Quit Claim Deed(s) provided to Claim Holder by SMC.

2. Transfer of Stock. SMC shall issue, convey, transfer and deliver to Claim Holder, no later than June 30, 2008, certificates representing the number of Shares set forth in Exhibit B to this Agreement, incorporated by reference, as fully paid and non-assessable shares of SMC's common stock pursuant to Section 4(2) of the Securities Act of 1933.

3. Issuance of Shares. SMC shall direct its stock transfer company to issue a share certificate representing the Shares in the name of the Claim Holder and in the amount listed on Exhibit B.

4. Failure to Timely Issue Shares. If SMC should fail to transfer the Shares to Claim Holder by July 15, 2008, Claim Holder shall be entitled to the issuance of additional shares to Claim Holder, in an amount equivalent to ten percent (10%) of the Shares that SMC has agreed to issue to Claim Holder pursuant to this Agreement.

5. Representations and Warranties of SMC. SMC warrants that it is a corporation duly organized, validity existing and in good standing under the laws of the State of Nevada and has the corporate power and authority to carry on its business as it is now being conducted.

6. Representations and Warranties of Claim Holder. Claim Holder represents and warrants that Claim Holder is the holder of the percent interest in the Claims shown on Exhibit A, and has not entered any other agreements, other than the Option Agreement, whereby Claim Holder's rights in the Claims have been optioned, transferred, leased or otherwise diminished.

7. Transfer of All Rights in Claims. Upon signature of the Quit Claim Deed(s) by Claim Holder, Claim Holder shall have no right, title or interest in the Claim and Claim Holder's interest in the Claims will have vested in SMC.

8. Termination of Obligations Under Option Agreement. Upon transfer of the Shares to Claim Holder, all obligations of SMC to Claim Holder shall have been discharged as to any of the obligations of SMC and rights of Claim Holder pursuant to the Option Agreement.

9. Amendment and Modification. To the fullest extent provided by applicable law, this Agreement may be amended, modified and supplemented with respect to any of the terms contained herein by mutual consent of the respective parties.

10. Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or

obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties.

11. Governing Law. This Agreement and the legal relations between the parties hereto will be governed by and construed in accordance with the laws of the State of Nevada.

12. Parties in Interest. Nothing expressed or implied in this Agreement is intended or will be construed to confer upon or give to any person, firm or corporation other than the parties hereto any rights or remedies under or by reason of this Agreement or any transaction contemplated hereby, except as specifically provided in this Agreement.

13 Counterparts. This Agreement may be executed in two or more counterparts and by the different parties hereto on separate counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

14 Headings and References. The headings of the sections of this Agreement are inserted for convenience of reference only and will not by themselves determine the interpretation of this Agreement. All references herein to sections are to sections and articles of this Agreement, unless otherwise indicated.

15. Entire Agreement. This Agreement, including exhibits and other documents referred to herein which form a part hereof, contains the entire understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants, or undertakings with respect to the subject matter contained herein, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

16. Severability. If any provision of this Agreement, or the application thereof, will for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the invalid and unenforceable provision.

17. Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law or equity on such party, and the exercise of any one remedy will not preclude the exercise of any other.

18. Absence of Third Party Beneficiary Rights. No provision of this Agreement is intended, nor will be interpreted, to provide to create any third party beneficiary rights or any other rights of any kind in any client, customer, affiliate, shareholder, employee, partner or any party hereto or any other person or entity unless specifically provided otherwise herein, and, except as so provided, all provisions hereof will be personal solely between the parties to this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement and to be duly executed as of the date and year first written above.

SEARCHLIGHT MINERALS CORP.

By: [signature]

Title: V.P., Secretary

CLAIM HOLDER

By: [signature] PVH Players Inc

Title: Director

EXHIBIT B – SHARE ISSUANCE
PVH PLACERS INC.

OWNER(S)	CLAIM NAME	% OWNERSHIP	SHARES TO BE ISSUED
PVH Placers Inc.	PV Red 11	12.5%	8,750
PVH Placers Inc.	PV Red 12	12.5%	8,750
PVH Placers Inc.	PV Red 13	12.5%	8,750
PVH Placers Inc.	PV Red 14	12.5%	8,750

Total ***35,000 shares***

EXHIBIT A – CLAIM DESCRIPTION
PVH PLACERS INC.

OWNER(S)	CLAIM NAME	NMC NUMBER	% OWNERSHIP
PVH Placers Inc.	PV Red 11	NMC 791232	12.5%
PVH Placers Inc.	PV Red 12	NMC 791233	12.5%
PVH Placers Inc.	PV Red 13	NMC 791234	12.5%
PVH Placers Inc.	PV Red 14	NMC 791235	12.5%

MINING CLAIM PURCHASE AGREEMENT

This Mining Claim Purchase Agreement ("Agreement") is entered into as of January 8, 2008, among Searchlight Minerals Corp., a Nevada corporation ("SMC"), and PKS Minerals Inc., a [Nevada corporation or individual] ("Claim Holder").

RECITALS

A. Claim Holder holds a certain percent interest in certain unpatented mining claims in Clark County, Nevada (the "Claims"), which claims and percents are further described on Exhibit A, attached to this Agreement and incorporated by reference.

B. SMC entered into a Mineral Property Option Agreement (the "Option Agreement") dated February 8, 2005, as amended June 22, 2005, with Claim Holder.

C. Pursuant to the Option Agreement, SMC agreed to issue an aggregate of 140,000 shares of its common stock (the "Shares") per Claim, in exchange for the option to purchase Claim Holder's interest in the Claims. The issuance of Shares was to be made in four annual installments of 35,000 shares per year per claim, commencing on June 30, 2005 and concluding on June 30, 2008.

D. The Board of Directors of SMC subsequently approved an increase in the number of SMC's issued and outstanding shares of common stock on a two for one (2:1) basis which was effected on September 30, 2005. The number of Shares to be issued pursuant to the Option Agreements has been adjusted accordingly, so that the aggregate number of Shares to be issued per Claim is 280,000.

E. Claim Holder, as the holder of the percentage interest shown on Exhibit A for the Claims, is entitled to 140,000 Shares in the aggregate.

F. As of the date of this Agreement, an aggregate of 105,000 Shares have been issued to Claim Holder, with an aggregate of 35,000 Shares remaining to be issued under the terms of the Option Agreement.

G. The Board of Directors of SMC has deemed it advisable to complete the transfer of the Claims to SMC pursuant to the Option Agreement.

In consideration of the mutual covenants and agreements contained in this Agreement, and in order to consummate the sale and transfer of the Claims from Claim Holder to SMC, the parties to this Agreement agree as follows:

1. Purchase and Sale. Subject to the terms and conditions set forth in this Agreement, the Claim Holder shall sell, convey, transfer and deliver to SMC all of Claim Holder's right, title, interest and possession of the Claims, and will execute the Quit Claim Deed(s) provided to Claim Holder by SMC.

2. Transfer of Stock. SMC shall issue, convey, transfer and deliver to Claim Holder, no later than June 30, 2008, certificates representing the number of Shares set forth in Exhibit B to this Agreement, incorporated by reference, as fully paid and non-assessable shares of SMC's common stock pursuant to Section 4(2) of the Securities Act of 1933.

3. Issuance of Shares. SMC shall direct its stock transfer company to issue a share certificate representing the Shares in the name of the Claim Holder and in the amount listed on Exhibit B.

4. Failure to Timely Issue Shares. If SMC should fail to transfer the Shares to Claim Holder by July 15, 2008, Claim Holder shall be entitled to the issuance of additional shares to Claim Holder, in an amount equivalent to ten percent (10%) of the Shares that SMC has agreed to issue to Claim Holder pursuant to this Agreement.

5. Representations and Warranties of SMC. SMC warrants that it is a corporation duly organized, validity existing and in good standing under the laws of the State of Nevada and has the corporate power and authority to carry on its business as it is now being conducted.

6. Representations and Warranties of Claim Holder. Claim Holder represents and warrants that Claim Holder is the holder of the percent interest in the Claims shown on Exhibit A, and has not entered any other agreements, other than the Option Agreement, whereby Claim Holder's rights in the Claims have been optioned, transferred, leased or otherwise diminished.

7. Transfer of All Rights in Claims. Upon signature of the Quit Claim Deed(s) by Claim Holder, Claim Holder shall have no right, title or interest in the Claim and Claim Holder's interest in the Claims will have vested in SMC.

8. Termination of Obligations Under Option Agreement. Upon transfer of the Shares to Claim Holder, all obligations of SMC to Claim Holder shall have been discharged as to any of the obligations of SMC and rights of Claim Holder pursuant to the Option Agreement.

9. Amendment and Modification. To the fullest extent provided by applicable law, this Agreement may be amended, modified and supplemented with respect to any of the terms contained herein by mutual consent of the respective parties.

10. Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or

obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties.

11. Governing Law. This Agreement and the legal relations between the parties hereto will be governed by and construed in accordance with the laws of the State of Nevada.

12. Parties in Interest. Nothing expressed or implied in this Agreement is intended or will be construed to confer upon or give to any person, firm or corporation other than the parties hereto any rights or remedies under or by reason of this Agreement or any transaction contemplated hereby, except as specifically provided in this Agreement.

13 Counterparts. This Agreement may be executed in two or more counterparts and by the different parties hereto on separate counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

14 Headings and References. The headings of the sections of this Agreement are inserted for convenience of reference only and will not by themselves determine the interpretation of this Agreement. All references herein to sections are to sections and articles of this Agreement, unless otherwise indicated.

15. Entire Agreement. This Agreement, including exhibits and other documents referred to herein which form a part hereof, contains the entire understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants, or undertakings with respect to the subject matter contained herein, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

16. Severability. If any provision of this Agreement, or the application thereof, will for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the invalid and unenforceable provision.

17. Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law or equity on such party, and the exercise of any one remedy will not preclude the exercise of any other.

18. Absence of Third Party Beneficiary Rights. No provision of this Agreement is intended, nor will be interpreted, to provide to create any third party beneficiary rights or any other rights of any kind in any client, customer, affiliate, shareholder, employee, partner or any party hereto or any other person or entity unless specifically provided otherwise herein, and, except as so provided, all provisions hereof will be personal solely between the parties to this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement and to be duly executed as of the date and year first written above.

SEARCHLIGHT MINERALS CORP.

By: C. A. [signature]

Title: V.P., Secretary

CLAIM HOLDER

By: PVS Minerals Inc

Title: Director

[signature]

EXHIBIT A – CLAIM DESCRIPTION
PVS MINERALS INC

OWNER(S)	CLAIM NAME	NMC NUMBER	% OWNERSHIP
PVS Minerals Inc.	PV Red 11	NMC 791232	12.5%
PVS Minerals Inc.	PV Red 12	NMC 791233	12.5%
PVS Minerals Inc.	PV Red 13	NMC 791234	12.5%
PVS Minerals Inc.	PV Red 14	NMC 791235	12.5%

EXHIBIT B – SHARE ISSUANCE
PVS MINERALS INC.

OWNER(S)	CLAIM NAME	% OWNERSHIP	SHARES TO BE ISSUED
PVS Minerals Inc.	PV Red 11	12.5%	8,750
PVS Minerals Inc.	PV Red 12	12.5%	8,750
PVS Minerals Inc.	PV Red 13	12.5%	8,750
PVS Minerals Inc.	PV Red 14	12.5%	8,750

Total ***35,000 shares***

MINING CLAIM PURCHASE AGREEMENT

This Mining Claim Purchase Agreement ("Agreement") is entered into as of January 8, 2008, among Searchlight Minerals Corp., a Nevada corporation ("SMC"), and Silver-Hills Mining, a [Nevada corporation or individual] ("Claim Holder").

RECITALS

A. Claim Holder holds a certain percent interest in certain unpatented mining claims in Clark County, Nevada (the "Claims"), which claims and percents are further described on Exhibit A, attached to this Agreement and incorporated by reference.

B. SMC entered into a Mineral Property Option Agreement (the "Option Agreement") dated February 8, 2005, as amended June 22, 2005, with Claim Holder.

C. Pursuant to the Option Agreement, SMC agreed to issue an aggregate of 140,000 shares of its common stock (the "Shares") per Claim, in exchange for the option to purchase Claim Holder's interest in the Claims. The issuance of Shares was to be made in four annual installments of 35,000 shares per year per claim, commencing on June 30, 2005 and concluding on June 30, 2008.

D. The Board of Directors of SMC subsequently approved an increase in the number of SMC's issued and outstanding shares of common stock on a two for one (2:1) basis which was effected on September 30, 2005. The number of Shares to be issued pursuant to the Option Agreements has been adjusted accordingly, so that the aggregate number of Shares to be issued per Claim is 280,000.

E. Claim Holder, as the holder of the percentage interest shown on Exhibit A for the Claims, is entitled to 140,000 Shares in the aggregate.

F. As of the date of this Agreement, an aggregate of 105,000 Shares have been issued to Claim Holder, with an aggregate of 35,000 Shares remaining to be issued under the terms of the Option Agreement.

G. The Board of Directors of SMC has deemed it advisable to complete the transfer of the Claims to SMC pursuant to the Option Agreement.

In consideration of the mutual covenants and agreements contained in this Agreement, and in order to consummate the sale and transfer of the Claims from Claim Holder to SMC, the parties to this Agreement agree as follows:

1. Purchase and Sale. Subject to the terms and conditions set forth in this Agreement, the Claim Holder shall sell, convey, transfer and deliver to SMC all of Claim Holder's right, title, interest and possession of the Claims, and will execute the Quit Claim Deed(s) provided to Claim Holder by SMC.

2. Transfer of Stock. SMC shall issue, convey, transfer and deliver to Claim Holder, no later than June 30, 2008, certificates representing the number of Shares set forth in Exhibit B to this Agreement, incorporated by reference, as fully paid and non-assessable shares of SMC's common stock pursuant to Section 4(2) of the Securities Act of 1933.

3. Issuance of Shares. SMC shall direct its stock transfer company to issue a share certificate representing the Shares in the name of the Claim Holder and in the amount listed on Exhibit B.

4. Failure to Timely Issue Shares. If SMC should fail to transfer the Shares to Claim Holder by July 15, 2008, Claim Holder shall be entitled to the issuance of additional shares to Claim Holder, in an amount equivalent to ten percent (10%) of the Shares that SMC has agreed to issue to Claim Holder pursuant to this Agreement.

5. Representations and Warranties of SMC. SMC warrants that it is a corporation duly organized, validity existing and in good standing under the laws of the State of Nevada and has the corporate power and authority to carry on its business as it is now being conducted.

6. Representations and Warranties of Claim Holder. Claim Holder represents and warrants that Claim Holder is the holder of the percent interest in the Claims shown on Exhibit A, and has not entered any other agreements, other than the Option Agreement, whereby Claim Holder's rights in the Claims have been optioned, transferred, leased or otherwise diminished.

7. Transfer of All Rights in Claims. Upon signature of the Quit Claim Deed(s) by Claim Holder, Claim Holder shall have no right, title or interest in the Claim and Claim Holder's interest in the Claims will have vested in SMC.

8. Termination of Obligations Under Option Agreement. Upon transfer of the Shares to Claim Holder, all obligations of SMC to Claim Holder shall have been discharged as to any of the obligations of SMC and rights of Claim Holder pursuant to the Option Agreement.

9. Amendment and Modification. To the fullest extent provided by applicable law, this Agreement may be amended, modified and supplemented with respect to any of the terms contained herein by mutual consent of the respective parties.

10. Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or

obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties.

11. Governing Law. This Agreement and the legal relations between the parties hereto will be governed by and construed in accordance with the laws of the State of Nevada.

12. Parties in Interest. Nothing expressed or implied in this Agreement is intended or will be construed to confer upon or give to any person, firm or corporation other than the parties hereto any rights or remedies under or by reason of this Agreement or any transaction contemplated hereby, except as specifically provided in this Agreement.

13 Counterparts. This Agreement may be executed in two or more counterparts and by the different parties hereto on separate counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

14 Headings and References. The headings of the sections of this Agreement are inserted for convenience of reference only and will not by themselves determine the interpretation of this Agreement. All references herein to sections are to sections and articles of this Agreement, unless otherwise indicated.

15. Entire Agreement. This Agreement, including exhibits and other documents referred to herein which form a part hereof, contains the entire understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants, or undertakings with respect to the subject matter contained herein, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

16. Severability. If any provision of this Agreement, or the application thereof, will for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the invalid and unenforceable provision.

17. Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law or equity on such party, and the exercise of any one remedy will not preclude the exercise of any other.

18. Absence of Third Party Beneficiary Rights. No provision of this Agreement is intended, nor will be interpreted, to provide to create any third party beneficiary rights or any other rights of any kind in any client, customer, affiliate, shareholder, employee, partner or any party hereto or any other person or entity unless specifically provided otherwise herein, and, except as so provided, all provisions hereof will be personal solely between the parties to this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement and to be duly executed as of the date and year first written above.

SEARCHLIGHT MINERALS CORP.

By: [signature]

Title: V.P., Secretary.

CLAIM HOLDER

By: Silver Mesa Mining Inc

Title: Director

[signature]

EXHIBIT A – CLAIM DESCRIPTION
SILVER MESA MINING INC.

OWNER(S)	CLAIM NAME	NMC NUMBER	% OWNERSHIP
Silver Mesa Mining Inc.	PV Red 11	NMC 791232	12.5%
Silver Mesa Mining Inc.	PV Red 12	NMC 791233	12.5%
Silver Mesa Mining Inc.	PV Red 13	NMC 791234	12.5%
Silver Mesa Mining Inc.	PV Red 14	NMC 791235	12.5%

EXHIBIT B – SHARE ISSUANCE
SILVER MESA MINING INC.

OWNER(S)	CLAIM NAME	% OWNERSHIP	SHARES TO BE ISSUED
Silver Mesa Mining Inc.	PV Red 11	12.5%	8,750
Silver Mesa Mining Inc.	PV Red 12	12.5%	8,750
Silver Mesa Mining Inc.	PV Red 13	12.5%	8,750
Silver Mesa Mining Inc.	PV Red 14	12.5%	8,750

Total ***35,000 shares***